ANNUAL REPORT

                                                      [LOGO OMITTED]

                                                     JANUARY 31, 2000

                                                      THE ARBOR FUND

                                                     [graphic omitted]
                                                        Advised by
                                                       CITIZENS BANK

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[BLANK PAGE]

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TABLE OF CONTENTS

Letter to Shareholders ......................................................  2

Managers' Discussions of Fund Performance ...................................  4

Report of Independent Accountants ........................................... 16

Statements of Net Assets .................................................... 17

Statement of Operations ..................................................... 37

Statement of Changes in Net Assets .......................................... 38

Financial Highlights ........................................................ 40

Notes to Financial Statements ............................................... 42

Notice to Shareholders ...................................................... 47

Dear Shareholder:

1999 was another banner year for U.S. stocks - or was it? Certainly the popular indexes had strong performance numbers, but a closer look shows that a small number of stocks accounted for most of the investment return.

[Bar Chart Graphic comparing winners and losers in the stock market omitted] Plot points are as follows:

New York Stock  Exchange - Winners  38% Losers 61%

S&P 500 - Winners  46% Losers 54%

Nasdaq  composite - Winners 51% Losers 49%

Russell 2000 - Winners 44% Losers 56%

                                                  Source: Citizens Bank Research

Many investment professionals are concerned that the losers greatly outnumbered the winners (New York Stock Exchange), but the performance gap between the groups was so great that it gave the appearance of a healthy market.

Where do we go from here? History suggests that a wide disparity between the "haves" and the "have nots" is usually corrected by punishing the big winners. The technology sector, particularly those companies with significant Internet exposure, will be vulnerable. Even though earnings - or the absence of earnings
- did not matter in 1999, they will be critical to both stock market success and business survival in the future.

Interest rates worked their way irregularly higher last year as the expected moderation of economic growth failed to materialize. The Federal Reserve validated the higher bond yields by tightening monetary policy three times, reversing their "easing" action during the liquidity crisis in 1998. More tightening is expected during the first half of this year, and with continued strong economic performance, we still lack the fundamental basis for a sustained move to lower interest rates.

On a more positive note, we expect the Federal Reserve's resolve to keep inflation low will result in a noticeable slowing of U.S. economic growth within the next six months or so. While investors wait for this scenario to unfold, yield levels on bonds offer excellent value, with the potential for capital appreciation in coming months.

Two additional investment choices were added to the Golden Oak family of funds in 1999. The Tax-Managed Portfolio includes the stocks of large U.S. companies and is best suited for investors who wish to maximize the after-tax return on their equity investment. The Small Cap Value Portfolio invests in the stocks of small companies - mainly those with stock market capitalization less than $2 billion. The portfolio manager seeks long-term capital appreciation by focusing on those companies with little debt, cash flow growth and a "catalyst" which should attract investors.

Plans for the year 2000 include the introduction of an international equity fund in mid-year. Adding the eighth Golden Oak portfolio is one more step in a continuing process to serve your investment needs with a diversified selection of choices.

Thank you for deciding to entrust us with a portion of your financial assets. As your fellow shareholders, we reiterate our commitment to justify your confidence in our stewardship.

                                                 Sincerely,

                                                 /s/ signature omitted

                                                 Dana A. Czmer
                                                 Chief Investment Officer
                                                 Citizens Bank

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

                           GOLDEN OAK GROWTH PORTFOLIO

For the fiscal year ending January 31, 2000, the Golden Oak Growth Portfolio benefited from superior stock selection and risk control enhancements. Class I shares returned 30.67% and Class A shares returned 30.23%, as compared to 19.8% for the Russell 1000 Growth Index for the fiscal year.

Against the backdrop of the U.S. economy's continued expansion, subdued inflation and improving economies abroad, 1999 capped the best decade ever for U.S. stock investors. Throughout the 1990s, the S&P 500 Index delivered its best returns compared to any decade in history, climbing 18.2% on an annualized basis. During the last 12 months, investors exhibited a marked preference for growth stocks, especially technology-related issues. For the Golden Oak Growth portfolio, stock selection - especially within the technology sector - was the greatest contributor to returns.

Amid the continued strength in the U.S. economy, the Federal Reserve Board raised short-term interest rates by a quarter-percentage point three times in 1999, reversing 1998's loose monetary policy. The interest-rate increases were aimed at combating inflationary pressures in the economy.

Following 1999's record-breaking ascent, the U.S. equity market succumbed to selling pressures in January, sparked by worries over higher interest rates and inflation. The latest evidence of the U.S. economy's enduring strength, reflected in the stronger-than-expected gross domestic product growth, employment costs and consumer spending in 1999, raised the specter of inflation.

Reviewing the performance attribution for the Portfolio relative to the Russell 1000 Growth Index for the fiscal year, stock selection in the technology, healthcare services, retail trade and consumer non-durables sectors (accounting for approximately 70% of the portfolio's holdings for the fiscal year) contributed to the portfolio's performance. Holdings within these sectors include Qualcomm, Colgate Palmolive, Siebel Systems and Wal- Mart Stores. Our bottom-up approach is very responsive to changes in the market and drives the portfolio toward issues demonstrating our investment criteria of positive fundamental change, sustainability, and timeliness.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

------------------------- INVESTMENT PERFORMANCE ANALYSIS ----------------------

                                          Annualized    Annualized    Annualized
                              One Year      3 Year        5 year       Inception
                              Return(1)    Return(1)     Return(1)    to Date(1)
--------------------------------------------------------------------------------
 Class I                       30.67%       35.71%        29.74%        21.00%
--------------------------------------------------------------------------------
 Class A                       30.23%       35.29%        29.37%        22.70%
--------------------------------------------------------------------------------
 Class A, with load(2)         22.74%       32.64%        27.84%        21.61%

                 Comparison of change in the value of a $10,000
            investment in the Golden Oak Growth Portfolio, Class I,
                   versus the Frank Russell 1000 Growth Index

                              [Line Chart Omitted]
plot points are as follows:

             Golden Oak Gorwth Fund, Class I     Frank Russell 1000 Growth Index
Feb-93                  10,000                              10,000
Jan 94                  11,048                              10,820
Jan 95                  10,469                              11,089
Jan 96                  12,439                              15,393
Jan 97                  15,398                              19,625
Jan 98                  19,378                              24,645
Jan 99                  29,451                              35,138
Jan 00                  38,483                              42,124

                 Comparison of change in the value of a $10,000
            investment in the Golden Oak Growth Portfolio, Class A,
                   versus the Frank Russell 1000 Growth Index

            Golden Oak Gorwth Fund, Class A      Frank Russell 1000 Growth Index
Jun 93                     9,425                              10,000
Jan 94                    10,519                              10,783
Jan 95                     9,913                              11,050
Jan 96                    11,740                              15,340
Jan 97                    14,506                              19,557
Jan 98                    18,213                              24,560
Jan 99                    27,584                              35,017
Jan 00                    35,923                              41,979

1For the period ended January 31, 2000. Past performance of the Portfolio is not predictive of future performance. Individual Class A shares were offered beginning June 18, 1993. Class I shares were offered beginning
 February 1, 1993.
2Performance of the Class A shares reflects the maximum front end sales charge of 5.75%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

                           GOLDEN OAK VALUE PORTFOLIO

As of January 31, 2000, the Class I shares of the Golden Oak Value Portfolio had a total return of 8.92% and Class A shares had a total return of 8.61%, as compared to 3.02% for the benchmark Russell 1000 Value Index. Performance versus the benchmark was helped by the rebound in basic materials, energy groups, the continued strength in technology and the under-weighting in consumer staples.

As of January 31, 2000, the Golden Oak Value Portfolio was over-weighted in technology and basic material sectors, and under-weighted in communication services, consumer staples, and financials. Sector and industry weightings relative to the benchmark Russell 1000 Value Index reflect earnings strength relative to valuation and are purely a function of bottom-up fundamental analysis.

According to First Call, the average stock in the Golden Oak Value Portfolio traded at 19 times estimated 1999 earnings, exceeded consensus estimates by 3% in the latest reported quarter, and is estimated to grow earnings per share by 25% over the next 12 months.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

----------------------- INVESTMENT PERFORMANCE ANALYSIS ------------------------

                                 ANNUALIZED  ANNUALIZED  ANNUALIZED  ANNUALIZED
                     ONE YEAR      3 YEAR      5 YEAR      10 YEAR    INCEPTION
                     RETURN(1)    RETURN(1)   RETURN(1)   RETURN(1)  TO DATE(1)
--------------------------------------------------------------------------------
 SYNTHETIC CLASS I*    8.92%       14.65%     20.39%      13.72%     11.81%+
--------------------------------------------------------------------------------
 SYNTHETIC CLASS A*    8.61%       14.28%     19.98%      13.36%     11.45%+
--------------------------------------------------------------------------------
SYNTHETIC CLASS A,
   WITH LOAD*(2)       2.34%       12.05%     18.56%      12.69%      8.95%+
--------------------------------------------------------------------------------
                                                          +Actual, not Synthetic

        Comparison of change in the value of a $10,000 investment in the Golden Oak Value Portfolio, Synthetic Class I or Synthetic Class A,
 versus the Frank Russell 1000 Value Index, the Lipper Growth& Income Average,
                      and the Lipper Growth & Income Index

[Line Chart Omitted]
plot points are as follows:


           Golden Oak Value  Golden Oak Value   Frank Russell Lipper    Lipper
           Portfolio,        Portfolio,         1000          Growth    Growth
           Synthetic         Synthetic          Value         & Income  & Income
           Class I           Class A            Index         Average   Index

Jan-90        10,000            9,425            10,000       10,000     10,000
Jan-91        10,212            9,591            10,244       10,612     10,482
Jan-92        12,043           11,285            12,233       13,095     12,719
Jan-93        13,469           12,582            14,304       14,452     14,176
Jan-94        14,991           13,966            17,077       16,530     16,550
Jan-95        14,298           13,288            16,622       16,148     16,184
Jan-96        19,356           17,925            23,007       21,485     21,516
Jan-97        23,997           22,130            28,455       26,498     26,340
Jan-98        29,478           27,110            36,169       32,290     34,054
Jan-99        33,201           30,414            42,763       37,980     36,682
Jan-00        36,163           33,033            44,055       40,623     39,055

*Synthetic Total Return information represents the actual class performance blended with Common Trust Fund historical data adjusted for expenses.
1For the period ended January 31, 2000. Past performance of the Portfolio is not predictive of future performance. Individual Class I and A shares were offered beginning June 23, 1997.
2Performance of the Class A shares reflects the maximum front end sales charge of 5.75%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

                     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO

The Golden Oak Tax-Managed portfolio opened May 1, 1999. The investment objective of the portfolio is to maximize after-tax returns with the S&P 500 as the benchmark. The investment process utilized in the management of the Tax-Managed Equity Portfolio is bottom up in nature, focusing on individual stock selection and tax efficiency as the source of portfolio construction. Through quantitative fundamental analysis, the portfolio is constructed stock by stock, selecting securities that meet the following criteria:

Accelerating Operating Earnings
Rising Investor Expectations
Fundamental Quality (Cash Flow)
Positive Price Behavior

Since inception through January 31, 2000, Class A shares had a cumulative total return of 2.77% and Class I shares had a cumulative total return of 3.03%, as compared to the S&P 500 return of 5.42%. Reviewing the performance attribution for the portfolio relative to the S&P 500 since the inception of the portfolio, producers/manufacturing, utilities and consumer durables contributed to the portfolio's performance. Holdings within these sectors contributing to the portfolio's performance include General Electric, GTE Corp. and Air Products & Chemical.

Based on the fundamental strength of holdings in the portfolio, we remain optimistic and are encouraged by the continued growth in corporate profits in 2000. Amid changing conditions in the market, selectivity remains key to finding attractive companies. Applying our bottom-up stock selection, we continue to identify attractive companies in various sectors of the market.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

------------------------ INVESTMENT PERFORMANCE ANALYSIS -----------------------

                                    ANNUALIZED ANNUALIZED  ANNUALIZED CUMULATIVE
                        ONE YEAR 3 YEAR 5 YEAR 10 YEAR INCEPTION RETURN(1) RETURN(1) RETURN(1) RETURN(1) TO DATE(1)
--------------------------------------------------------------------------------
 SYNTHETIC CLASS I*       6.46%       18.66%     23.09%      16.13%     3.03%+
--------------------------------------------------------------------------------
 SYNTHETIC CLASS A*       6.07%       18.25%     22.72%      15.78%     2.77%+
--------------------------------------------------------------------------------
SYNTHETIC CLASS A,
   WITH LOAD*(2)          0.00%       15.95%     21.29%      15.09%    -3.14%+
--------------------------------------------------------------------------------
                            +Actual, Cumulative Inception to Date, not Synthetic

  Comparison of change in the value of a $10,000 investment in the Golden Oak
     Tax-Managed Equity Portfolio, Synthetic Class I or Synthetic Class A,
                       versus the S&P 500 Composite Index

 [Line Chart Omitted]
plot points are as follows:


           Golden Oak            Golden Oak
           Tax-Managed           Tax-Managed
           Equity Fund,          Equity Fund,         S&P 500
           Synthetic Class I     Synthetic Class A    Composite Index
Jan-90         10,000                    9,425             10,000
Jan-91         10,682                   10,026             10,838
Jan-92         12,856                   12,026             13,298
Jan-93         14,359                   13,410             14,704
Jan-94         15,823                   14,759             16,590
Jan-95         15,785                   14,657             16,678
Jan-96         21,326                   19,741             23,119
Jan-97         26,700                   24,673             29,207
Jan-98         32,464                   29,884             37,063
Jan-99         41,899                   38,457             49,113
Jan-00         44,605                   40,792             54,196

*Synthetic Total Return information represents the actual class performance blended with Common Trust Fund historical data adjusted for expenses.
1For the period ended January 31, 2000. Past performance of the Portfolio is not predictive of future performance. Individual Class I and A shares were offered beginning April 30, 1999.
2Performance of the Class A shares reflects the maximum front end sales charge of 5.75%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

                      GOLDEN OAK SMALL CAP VALUE PORTFOLIO

As of January 31, 2000, the Golden Oak Small Cap Value Portfolio was over-weighted in consumer cyclicals and technology and under-weighted in utilities and transportation. Sector and industry weightings relative to the benchmark Russell 2000 Value Index reflect a company's ability to generate free cash flow relative to valuation and are purely a function of bottom-up fundamental analysis.

According to First Call, the average stock in the Golden Oak Small Cap Value Portfolio trades at 10 times estimated 2000 earnings, and is estimated to grow earnings per share by 7% over the next twelve (12) months.

For the 5 month period ending January 31, 2000, the Fund started in September 1999, the Class A shares of the Golden Oak Small Cap Value Portfolio had a cumulative total return of -4.42% and the Class I shares had a total cumulative return of -4.33% as compared to -3.1% for the benchmark Russell 2000 Value and 16.57% for the Russell 2000. Performance was constrained versus the Russell 2000 Value because of under-performance by a handful of stocks in January. Performance was constrained versus the Russell 2000 because of the substantial out performance of a handful of stocks that caused the substantial disparity in performance between the Russell 2000 Value and the Russell 2000.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

----------------------- INVESTMENT PERFORMANCE ANALYSIS ----------------------

                              CUMULATIVE
                               INCEPTION
                                TO DATE(1)
-----------------------------------------
 CLASS I                        -4.33%
-----------------------------------------
 CLASS A                        -4.42%
-----------------------------------------
 CLASS A, WITH LOAD(2)          -9.91%
-----------------------------------------

  Comparison of change in the value of a $10,000 investment in the Golden Oak
       Small Cap Value Portfolio, Synthetic Class I or Synthetic Class A,
                       versus the Russell 2000 Value Index

[Line Chart Omitted]
plot points are as follows:

           Golden Oak        Golden Oak
           Small Cap         Small Cap
           Value Fund,       Value Fund,     Russell 2000
           Class I           Class A         Value Index
Jan-99      10,000             9,425            10,000
Jan-00       9,893             9,319             9,887

1For the period ended January 31, 2000. Past performance of the Portfolio is not predictive of future performance. Individual Class I and A shares were offered beginning September 1, 1999.
2Performance of the Class A shares reflects the maximum front end sales charge of 5.75%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

                  GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO

For the 12-month period ended January 31, 2000 the Class I Shares of the Golden Oak Intermediate-Term Income Portfolio had a total return of -4.07% as compared to the benchmark Lehman Brothers Intermediate Government /Corporate Bond Index* measure of -0.53% and the Lehman Brothers Government/Corporate Bond Index (the Index) measure of -2.87%. The SEC 30-day yield for Class I Shares as of January 31, 2000 was 6.50%. Class A Shares had a total return of -4.22%. The SEC 30-day yield for Class A Shares as of January 31, 2000 was 5.96%.

1999 was a rough year for fixed income markets as market psychology gradually changed from NO inflation to WORRIED about inflation. Perceptions, rather than hard data, were driving the bond market.

The year began with interest rates near their historic lows and the forecast was for stable to declining rates throughout the year. Fund duration was set at 15% longer than the Index. The reasons for the forecast were twofold. First, economic growth had to slow down. The American consumer couldn't carry the economy for a sixth straight year and bonds would benefit from any slowdown. Second, there was no meaningful inflation in sight. Americans were experiencing record low oil prices, low mortgage rates and nonexistent price and wage growth. Also, Y2K worries created an uncertainty that a flight to quality and safety might cause rates to decline at year-end.

As the year progressed, each report of economic strength was followed by a move up in interest rates, regardless of any inflation friendly reports. The yield on the 10 year treasury note rose 100 basis points by mid-year and another 50 basis points in the second half. The Y2K rush to treasury bonds in the 4th quarter never developed. In the end, the Fund's longer than the Index duration penalized performance in a rising interest rate environment.

Inflation worries persist. Interest rates are expected to rise until the Fed raises short term rates enough to slow the economy. Most forecasts expect that to occur in the second half of the year. The Fund's duration is 4% shorter than the Index as the new year begins.

* Going forward the Fund's benchmark will be the Lehman Brothers
  Government/Corporate Bond Index to give a better comparison for the Fund's investment strategy.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

----------------------- INVESTMENT PERFORMANCE ANALYSIS ------------------------

                                        ANNUALIZED     ANNUALIZED     ANNUALIZED
                         ONE YEAR        3 YEAR         5 YEAR        INCEPTION
                         RETURN(1)      RETURN(1)       RETURN(1)     TO DATE(1)
--------------------------------------------------------------------------------
 CLASS I                  -4.07%           4.03%          5.38%          4.58%
--------------------------------------------------------------------------------
 CLASS A                  -4.22%           3.77%          5.11%          4.18%
--------------------------------------------------------------------------------
 CLASS A, WITH LOAD(2)    -8.56%           2.20%          4.15%          3.45%
--------------------------------------------------------------------------------

           Comparison of change in the value of a $10,000 investment
             in the Golden Oak Intermediate-Term Income Portfolio,
                Class I, versus the Lehman Brothers Intermediate
                       Government/Corporate Index and the
                   Lehman Brothers Government/Corporate Index

[Line Chart Omitted]
plot points are as follows:

                                   Lehman
                                   Brothers
          Golden Oak               Intermediate       Lehman Brothers
          Intermediate-Term        Government/        Government/
          Income Portfolio,        Corporate          Corporate
          Class I                  Index              Index
 Feb-93      10,000                10,000             10,000
 Jan-94      10,569                10,622             10,807
 Jan-95      10,399                10,475             10,804
 Jan-96      11,733                11,981             12,718
 Jan-97      12,004                12,409             13,022
 Jan-98      12,972                13,509             14,477
 Jan-99      14,088                14,535             15,738
 Jan-00      13,515                14,458             15,286

  Comparison of change in the value of a $10,000 investment in the Golden Oak Intermediate-Term Income Portfolio, Class A without load, versus the Lehman
    Brothers Intermediate Government/Corporate Index and the Lehman Brothers
                           Government/Corporate Index

[Line Chart Omitted]
                           plot points are as follows:

                                   Lehman
                                   Brothers
          Golden Oak               Intermediate       Lehman Brothers
          Intermediate-Term        Government/        Government/
          Income Portfolio,        Corporate          Corporate
          Class A                  Index              Index

 Jun-93     9,550                  10,000             10,000
 Jan-94     9,860                  10,356             10,456
 Jan-95     9,678                  10,213             10,453
 Jan-96     10,891                 11,682             12,305
 Jan-97     11,114                 12,099             12,599
 Jan-98     11,979                 13,171             14,007
 Jan-99     12,965                 14,172             15,227
 Jan-00     12,418                 14,096             14,790

1FOR THE PERIOD ENDED JANUARY 31, 2000. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
 PREDICTIVE OF FUTURE PERFORMANCE. INDIVIDUAL CLASS A SHARES WERE OFFERED BEGINNING JUNE 18, 1993. CLASS I SHARES WERE OFFERED BEGINNING
 FEBRUARY 1, 1993.
2PERFORMANCE OF THE CLASS A SHARES REFLECTS THE MAXIMUM FRONT END SALES CHARGE
 OF 4.50%.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

                   GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO

For the 12-month period ended January 31, 2000, Class I shares of the Golden Oak Michigan Tax Free Bond Portfolio had a total return of -1.79% as compared to the Merrill Lynch Intermediate Municipal Index's (the "Index") -1.72% total return. The SEC 30-day yield for Class I shares as of January 31, 2000 was 4.39%. Class A shares had a total return of -2.03% for the same period and an SEC 30-day yield of 3.95% on January 31, 2000.

For the fourth quarter of 1999, the Class I shares' return was -0.11% versus a return of 0.13% for the Index. The Class A shares returned 0.03% for this period.

In 1999 the duration of the portfolio was reduced by about 3% in the second half of the year. The Index duration increased by 6% in the same time period. As a result the portfolio's duration declined from 92% of the Index's duration in the first half of 1999 to 84% during the second half. Michigan municipal rates jumped in late May-June and continued to climb the rest of the year and the shorter duration of the portfolio produced returns that placed the Fund at the very top of the Lipper Michigan Municipal Debt Funds Universe* for the trailing 1 year period. In addition, the Fund is currently ranked in the top echelon of the Morningstar Muni Single State Intermediate Category.**

Currently rates are expected to continue to rise until there are perceptions that the Fed has raised them enough to slow the economy from its hyper-speed rate of growth. Most forecasts are for this slowing to occur in the second half of the year. But with the experience of the last several years, we feel it may pay to wait until you see it before taking action.

* The Golden Oak Michigan Tax Free Bond Institutional and Retail Portfolios were ranked 1 and 2 out of 48 Funds, respectively, in the Lipper Michigan Municipal Debt Funds Universe for the one year period ending 1/31/2000.

** The Golden Oak Michigan Tax Free Bond Institutional Portfolio was ranked 4 out of 255 Funds in the Morningstar Muni Single State Intermediate Category for the one year period ending 1/31/2000.

MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF (01/31/2000). THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S THREE-, FIVE-, AND TEN-YEAR AVERAGE ANNUAL RETURNS (IF APPLICABLE) IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90 DAY T-BILL RETURNS.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2000

------------------------ INVESTMENT PERFORMANCE ANALYSIS -----------------------

                                    ANNUALIZED ANNUALIZED  ANNUALIZED ANNUALIZED
                        ONE YEAR 3 YEAR 5 YEAR 10 YEAR INCEPTION RETURN(1) RETURN(1) RETURN(1) RETURN(1) TO DATE(1)
--------------------------------------------------------------------------------
 SYNTHETIC CLASS I*      -1.79%        3.58%      4.86%       5.55%     3.36%+
--------------------------------------------------------------------------------
 SYNTHETIC CLASS A*      -2.03%        3.37%      4.61%       5.28%     3.17%+
--------------------------------------------------------------------------------
 SYNTHETIC CLASS A,
   WITH LOAD*(2)         -6.47%        1.81%      3.64%       4.79%     1.38%+
--------------------------------------------------------------------------------
                                                          +Actual, not synthetic

   Comparison of change in the value of a $10,000 investment in the Golden Oak
    Michigan Tax Free Bond Portfolio, Synthetic Class I or Synthetic Class A,
        versus the Lehman 3-10 Year Muni Blended Index, Merrill 1-12 Year Municipal Index, and the Lipper Michigan Municipal Debt Funds Average

[Line Chart Omitted]
plot points are as follows:

           Golden Oak      Golden Oak      Lehman
           Michigan        Michigan        3-10 Year   Merrill
           Tax-Free Bond   Tax-Free Bond   Muni        1-12 Year     Lipper
           Portfolio,      Portfolio,      Blended     Municipal     Michigan
           Synthetic I     Synthetic A     Index       Index         Municipal
Jan-90       10,000           9,550        10,000       10,000       10,000
Jan-91       10,777          10,271        10,904       10,996       10,790
Jan-92       11,840          11,246        11,994       12,071       11,928
Jan-93       12,686          12,026        13,006       13,067       13,152
Jan-94       13,899          13,121        14,272       14,306       14,790
Jan-95       13,538          12,751        13,998       14,009       14,151
Jan-96       15,033          14,115        15,796       15,844       16,104
Jan-97       15,442          14,458        16,394       16,430       16,532
Jan-98       16,579          15,502        17,717       17,785       18,089
Jan-99       17,474          16,303        18,828       19,004       19,082
Jan-00       17,161          15,972        18,629       18,677       17,977

*SYNTHETIC TOTAL RETURN INFORMATION REPRESENTS THE ACTUAL CLASS PERFORMANCE
 BLENDED WITH COMMON TRUST FUND HISTORICAL DATA ADJUSTED FOR EXPENSES.
1FOR THE PERIOD ENDED JANUARY 31, 2000. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
 PREDICTIVE OF FUTURE PERFORMANCE. INDIVIDUAL CLASS I AND A SHARES WERE OFFERED BEGINNING JUNE 23, 1997.
2PERFORMANCE OF THE CLASS A SHARES REFLECTS THE MAXIMUM FRONT END SALES CHARGE
 OF 4.50%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Golden Oak Growth, Golden Oak Value, Golden Oak Tax-Managed Equity, Golden Oak Small Cap Value, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond, and Golden Oak Prime Obligation Money Market Portfolios (separately managed portfolios of The Arbor Fund, hereafter referred to as the "Trust") at January 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
March 15, 2000

STATEMENT OF NET ASSETS     GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

GROWTH                                         Value
PORTFOLIO                           Shares     (000)
------------------------------------------------------
COMMON STOCKS -- 97.9%

AIRCRAFT -- 2.6%
General Dynamics ................  17,600     $  829
United Technologies .............  21,300      1,128
------------------------------------------------------
        Total Aircraft ..........              1,957
------------------------------------------------------
BANKS -- 0.3%
BB&T ............................   9,000        253
------------------------------------------------------
        Total Banks .............                253
------------------------------------------------------
BEAUTY PRODUCTS -- 2.7%
Colgate-Palmolive ...............  15,800        936
Procter & Gamble ................  11,200      1,130
------------------------------------------------------
        Total Beauty Products ...              2,066
------------------------------------------------------
BROADCASTING, NEWSPAPERS AND ADVERTISING -- 1.4%
Comcast, Cl A ...................  22,500      1,035
------------------------------------------------------
        Total Broadcasting, Newspapers
           and Advertising ......              1,035
------------------------------------------------------
CHEMICALS -- 1.9%
Avery Dennison ..................  13,000        881
Dow Chemical ....................   5,000        583
------------------------------------------------------
        Total Chemicals .........              1,464
------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 4.0%
Qualcomm* .......................  23,700      3,010
------------------------------------------------------
        Total Communications
           Equipment ............              3,010
------------------------------------------------------
COMPUTER SOFTWARE -- 7.0%
Computer Associates International.  6,200        426
Compuware* ......................  43,200        915
Microsoft* ......................  32,300      3,161
Veritas Software* ...............   5,350        780
------------------------------------------------------
       Total Computer Software ..              5,282
------------------------------------------------------
COMPUTERS & SERVICES -- 4.0%
EMC* ............................  24,400      2,599
Lexmark International, Cl A* ....   4,700        443
------------------------------------------------------
        Total Computers & Services             3,042
------------------------------------------------------


GROWTH                                         Value
PORTFOLIO (continued)               Shares     (000)
------------------------------------------------------
COMPUTERS/OFFICE AUTOMATION -- 7.9%
Cisco Systems* ..................  30,800    $ 3,373
Sun Microsystems* ...............  33,000      2,593
------------------------------------------------------
       Total Computers/Office Automation       5,966
------------------------------------------------------
DRUGS -- 6.9%
Amgen* ..........................  11,500        732
Bristol-Myers Squibb ............  22,000      1,452
Eli Lilly .......................   9,400        629
Warner Lambert ..................  25,600      2,430
------------------------------------------------------
        Total Drugs .............              5,243
------------------------------------------------------
ELECTRICAL & ELECTRONIC PRODUCTS -- 5.0%
General Electric ................  26,200      3,494
Solectron* ......................   4,300        312
------------------------------------------------------
        Total Electrical & Electronic
           Products .............              3,806
------------------------------------------------------
ENTERTAINMENT -- 1.2%
Carnival, Cl A ..................  20,400        919
------------------------------------------------------
        Total Entertainment .....                919
------------------------------------------------------
FINANCIAL SERVICES -- 1.7%
Fannie Mae ......................  21,300      1,277
------------------------------------------------------
        Total Financial Services.              1,277
------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 2.8%
General Mills ...................  12,600        393
Quaker Oats .....................  28,500      1,692
------------------------------------------------------
        Total Food, Beverage &
           Tobacco ..............              2,085
------------------------------------------------------
INSURANCE -- 1.9%
Citigroup .......................  13,550        778
Jefferson Pilot .................  11,400        670
------------------------------------------------------
        Total Insurance .........              1,448
------------------------------------------------------
MACHINERY -- 0.9%
Applied Materials* ..............   4,800        659
------------------------------------------------------
        Total Machinery .........                659
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued) GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

GROWTH                                         Value
PORTFOLIO(continued)                Shares     (000)
-----------------------------------------------------
MEASURING DEVICES -- 3.3%
JDS Uniphase* ...................  12,200    $ 2,488
-----------------------------------------------------
        Total Measuring Devices .              2,488
-----------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 5.1%
Allergan ........................  26,800      1,528
Johnson & Johnson ...............  27,200      2,341
-----------------------------------------------------
        Total Medical Products & Services      3,869
-----------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES -- 5.3%
Electronic Data Systems .........  12,200        825
Siebel Systems* .................  35,000      3,209
-----------------------------------------------------
        Total Miscellaneous Business Services  4,034
-----------------------------------------------------
ONLINE SERVICES -- 2.8%
America Online* .................  23,800      1,355
Yahoo!* .........................   2,400        773
-----------------------------------------------------
        Total Online Services ...              2,128
-----------------------------------------------------
PAPER & PAPER PRODUCTS -- 1.2%
Kimberly-Clark ..................  14,400        892
-----------------------------------------------------
        Total Paper & Paper Products             892
-----------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 1.4%
Occidental Petroleum ............  22,400        445
Phillips Petroleum ..............  15,500        634
-----------------------------------------------------
        Total Petroleum & Fuel
           Products .............              1,079
-----------------------------------------------------
PRINTING & PUBLISHING -- 2.2%
McGraw-Hill .....................  17,000        953
Tribune .........................  17,200        726
-----------------------------------------------------
        Total Printing & Publishing            1,679
-----------------------------------------------------
RAILROADS -- 0.6%
Union Pacific ...................  10,500        420
-----------------------------------------------------
        Total Railroads .........                420
-----------------------------------------------------

GROWTH                                         Value
PORTFOLIO(continued)                Shares     (000)
-----------------------------------------------------
RETAIL -- 8.6%
Best Buy* ........................ 24,800    $ 1,184
Estee Lauder ..................... 14,500        741
Home Depot ....................... 26,700      1,512
Wal-Mart Stores .................. 56,500      3,093
-----------------------------------------------------
        Total Retail .............             6,530
-----------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.8%
PMC-Sierra* ......................  3,800        686
Texas Instruments ................ 20,700      2,233
-----------------------------------------------------
        Total Semi-Conductors/
           Instruments ...........             2,919
-----------------------------------------------------
TELEPHONES & TELECOMMUNICATION -- 8.3%
Bellsouth ........................ 32,700      1,539
Exodus Communications* ...........  8,000        919
MCI WorldCom* .................... 28,950      1,330
Motorola ......................... 13,700      1,873
Nextel Communications, Cl A* .....  5,700        606
-----------------------------------------------------
        Total Telephones &
           Telecommunication .....             6,267
-----------------------------------------------------
TESTING LABORATORIES -- 2.3%
Medimmune* ....................... 11,700      1,708
-----------------------------------------------------
        Total Testing Laboratories             1,708
-----------------------------------------------------
TRANSPORTATION SERVICES -- 0.3%
Galileo International ............  9,900        238
-----------------------------------------------------
        Total Transportation Services            238
-----------------------------------------------------
WHOLESALE -- 0.5%
Sysco ............................  9,800        349
-----------------------------------------------------
        Total Wholesale ..........               349
-----------------------------------------------------
        Total Common Stocks
           (Cost $54,152) ........            74,112
-----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)  GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

                                      Face
GROWTH                               Amount     Value
PORTFOLIO(concluded)                 (000)     (000)
-----------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
Morgan Stanley (A)
    5.630%,  dated  01/31/00,
    matures  02/01/00,  repurchase
    price $1,594,251 (collateralized
    by U.S. Treasury Note, total
    market value: $1,639,418) ..... $1,594    $ 1,594
-----------------------------------------------------
        Total Repurchase Agreement
           (Cost $1,594) ..........             1,594
-----------------------------------------------------
        Total Investments -- 100.0%
           (Cost $55,746) .........            75,706
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%          20
-----------------------------------------------------
NET ASSETS:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 3,691,477 outstanding
    shares of beneficial interest .            41,673
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 564,121 outstanding
    shares of beneficial interest .             8,712
Accumulated Net Realized Gain on
    Investments ...................             5,381
Net Unrealized Appreciation on Investments     19,960
-----------------------------------------------------
Total Net Assets -- 100.0% .........          $75,726
-----------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I ....            $17.85
Net Asset Value and Redemption
    Price Per Share -- Class A ....            $17.43
Maximum Offering Price per Share --
    Class A ($17.43 / 94.25%) .....            $18.49
-----------------------------------------------------
* Non-income producing security
(A) Tri-Party Repurchase Agreement
Cl -- Class

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)  GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

VALUE                                          Value
PORTFOLIO                           Shares     (000)
-----------------------------------------------------
COMMON STOCKS -- 95.6%
AIRCRAFT -- 0.9%
United Technologies .............  10,600     $  561
-----------------------------------------------------
        Total Aircraft ..........                561
-----------------------------------------------------
AUTOMOTIVE -- 2.2%
General Motors ..................  18,000      1,448
-----------------------------------------------------
        Total Automotive ........              1,448
-----------------------------------------------------
BANKS -- 4.9%
AmSouth Bancorporation ..........  24,000        418
Bank of America .................  16,900        819
Bank of New York ................  14,600        593
J. P. Morgan ....................   6,000        737
Mellon Financial ................  20,640        708
-----------------------------------------------------
        Total Banks .............              3,275
-----------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.9%
Cablevision Systems, Cl A* ......   7,500        573
Mediaone Group* .................   8,500        676
-----------------------------------------------------
        Total Broadcasting, Newspapers
           & Advertising ........              1,249
-----------------------------------------------------
CHEMICALS -- 4.3%
E.I. du Pont de Nemours .........  30,000      1,770
Monsanto ........................  30,300      1,070
-----------------------------------------------------
        Total Chemicals .........              2,840
-----------------------------------------------------
COMPUTER SOFTWARE -- 1.0%
Microsoft* ......................   7,000        685
-----------------------------------------------------
        Total Computer Software .                685
-----------------------------------------------------
COMPUTERS & SERVICES -- 4.0%
Electronic Data Systems .........   9,400        636
Minnesota Mining & Manufacturing.   9,000        843
Unisys* .........................  36,800      1,173
-----------------------------------------------------
        Total Computers & Services             2,652
-----------------------------------------------------
DRUGS -- 2.4%
Pfizer ..........................  28,700      1,044
Pharmacia & Upjohn ..............  12,000        564
-----------------------------------------------------
        Total Drugs .............              1,608
-----------------------------------------------------

VALUE                                          Value
PORTFOLIO (continued)               Shares     (000)
-----------------------------------------------------
ELECTRICAL UTILITIES -- 6.4%
AES* ............................  18,700    $ 1,498
General Electric ................   5,300        707
PG&E ............................  43,000        943
Southern ........................  41,900      1,074
-----------------------------------------------------
        Total Electrical Utilities             4,222
-----------------------------------------------------
ENTERTAINMENT -- 0.9%
Carnival, Cl A ..................  13,500        608
-----------------------------------------------------
        Total Entertainment .....                608
-----------------------------------------------------
FINANCIAL SERVICES -- 11.0%
American Express ................   8,000      1,318
Citigroup .......................  27,000      1,551
Fannie Mae ......................  20,230      1,213
Freddie Mac .....................  25,000      1,255
MBNA ............................  27,500        694
Morgan Stanley, Dean Witter,
    Discover & Company ..........  19,000      1,259
-----------------------------------------------------
        Total Financial Services.              7,290
-----------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 0.8%
Anheuser Busch ..................   8,000        540
-----------------------------------------------------
        Total Food, Beverage
           & Tobacco ............                540
-----------------------------------------------------
GAS/NATURAL GAS -- 1.5%
Columbia Gas Systems ............  15,500      1,007
-----------------------------------------------------
        Total Gas/Natural Gas ...              1,007
-----------------------------------------------------
INSURANCE -- 5.3%
AIG .............................  10,000      1,041
Allstate ........................  23,000        533
AXA Financial ...................  30,000        977
Marsh & McLennan ................  10,500        987
-----------------------------------------------------
        Total Insurance .........              3,538
-----------------------------------------------------
MACHINERY -- 2.5%
Dover ...........................  22,100        891
Ingersoll-Rand ..................  16,000        753
-----------------------------------------------------
        Total Machinery .........              1,644
-----------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)      GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

VALUE                                          Value
PORTFOLIO (continued)               Shares     (000)
-----------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 2.2%
Bausch & Lomb ...................  22,900    $ 1,420
-----------------------------------------------------
        Total Medical Products &
           Services .............              1,420
-----------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES -- 2.8%
Parametric Technology* ..........  25,000        536
Teradyne* .......................  20,000      1,295
-----------------------------------------------------
        Total Miscellaneous Business Services  1,831
-----------------------------------------------------
PAPER & PAPER PRODUCTS -- 5.5%
Champion International ..........  11,000        643
International Paper .............  27,500      1,310
Kimberly-Clark ..................  19,000      1,177
Smurfit-Stone Container* ........  26,600        527
-----------------------------------------------------
        Total Paper & Paper Products           3,657
-----------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 3.7%
Anadarko Petroleum ..............  45,000      1,477
Schlumberger ....................  14,000        855
Transocean Sedco Forex ..........   2,710         86
-----------------------------------------------------
        Total Petroleum & Fuel Products        2,418
-----------------------------------------------------
PETROLEUM REFINING -- 7.6%
Atlantic Richfield ..............  13,000      1,001
Exxon Mobil .....................  28,482      2,378
Texaco ..........................   9,000        476
Unocal ..........................  40,000      1,145
-----------------------------------------------------
        Total Petroleum Refining               5,000
-----------------------------------------------------
PRINTING & PUBLISHING -- 1.7%
Knight-Ridder ...................  21,500      1,146
-----------------------------------------------------
        Total Printing & Publishing            1,146
-----------------------------------------------------
RAILROADS -- 1.1%
Union Pacific ...................  19,000        760
-----------------------------------------------------
        Total Railroads .........                760
-----------------------------------------------------
RETAIL -- 1.1%
Safeway* ........................  18,500        706
-----------------------------------------------------
        Total Retail ............                706
-----------------------------------------------------

                                    Shares/
VALUE                            Face Amount  Value
PORTFOLIO (continued)               (000)     (000)
-----------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 8.1%
Intel ...........................  15,000    $ 1,484
LSI Logic* ......................  20,000      1,635
Motorola ........................   7,000        957
Texas Instruments ...............  12,000      1,294
-----------------------------------------------------
        Total Semi-Conductors/Instruments      5,370
-----------------------------------------------------
STEEL & STEEL WORKS -- 3.1%
Alcan Aluminum ..................  17,500        684
Alcoa ...........................  20,000      1,394
-----------------------------------------------------
        Total Steel & Steel Works              2,078
-----------------------------------------------------
TELEPHONES & TELECOMMUNICATION -- 8.7%
Alltel ..........................  19,500      1,302
MCI WorldCom* ...................  17,100        785
SBC .............................  25,530      1,101
Telefonos De Mexico SA, ADR .....   7,500        799
Telephone & Data Systems ........   7,000        728
US West .........................  16,060      1,068
-----------------------------------------------------
        Total Telephones & Telecommunication   5,783
-----------------------------------------------------
        Total Common Stocks
           (Cost $52,652) .......             63,336
-----------------------------------------------------
REPURCHASE AGREEMENT -- 4.3%
    Morgan Stanley (A)
    5.250%, dated 01/31/00,
    matures 02/01/00, repurchase
    price $2,830,201
    (collateralized by U.S.
    Treasury Bond, total market
    value: $2,903,459) .......... $2,830       2,830
-----------------------------------------------------
        Total Repurchase Agreement
           (Cost $2,830) ........              2,830
-----------------------------------------------------
        Total Investments -- 99.9%
           (Cost $55,482) .......             66,166
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%         63
-----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)  GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

-----------------------------------------------------
VALUE                                         Value
PORTFOLIO (concluded)                         (000)
-----------------------------------------------------
NET ASSETS:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 6,252,619 outstanding
    shares of beneficial interest .......... $46,774
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 758,498 outstanding
    shares of beneficial interest ..........   7,354
Undistributed Net Investment Income ........       1
Accumulated Net Realized Gain on Investments   1,416
Net Unrealized Appreciation on Investments .  10,684
-----------------------------------------------------
Total Net Assets -- 100.0% .................. $66,229
-----------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I .............   $9.45
Net Asset Value and Redemption
    Price Per Share -- Class A .............   $9.41
Maximum Offering Price per Share --
    Class A ($9.41 / 94.25%) ...............   $9.98
-----------------------------------------------------
* Non-income producing security
(A) Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl -- Class

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS(continued)     GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

TAX-MANAGED EQUITY                             Value
PORTFOLIO                           Shares     (000)
-----------------------------------------------------
COMMON STOCKS -- 99.3%
AEROSPACE & DEFENSE -- 3.7%
United Technologies .............  28,000    $ 1,482
-----------------------------------------------------
        Total Aerospace & Defense              1,482
-----------------------------------------------------
BANKS -- 2.4%
First Union .....................  29,400        987
-----------------------------------------------------
        Total Banks .............                987
-----------------------------------------------------
BEAUTY PRODUCTS -- 0.5%
Procter & Gamble ................   2,100        212
-----------------------------------------------------
        Total Beauty Products ...                212
-----------------------------------------------------
CHEMICALS -- 0.5%
Air Products & Chemicals ........   6,688        198
-----------------------------------------------------
        Total Chemicals .........                198
-----------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 4.6%
Qualcomm* .......................  14,800      1,880
-----------------------------------------------------
        Total Communications
           Equipment ............              1,880
-----------------------------------------------------
COMPUTER SOFTWARE -- 6.9%
Microsoft* ......................  28,688      2,808
-----------------------------------------------------
        Total Computer Software .              2,808
-----------------------------------------------------
COMPUTERS & SERVICES -- 4.2%
Apple Computers* ................   7,800        809
Comverse Technology* ............   2,600        373
Lexmark International, Cl A* ....   5,500        518
-----------------------------------------------------
        Total Computers & Services             1,700
-----------------------------------------------------
COMPUTERS/OFFICE AUTOMATION -- 2.2%
Cisco Systems* ..................   8,300        909
-----------------------------------------------------
        Total Computers/Office Automation        909
-----------------------------------------------------
DRUGS -- 5.8%
Abbott Laboratories .............  26,400        861
Biogen* .........................  17,500      1,509
-----------------------------------------------------
        Total Drugs .............              2,370
-----------------------------------------------------

TAX-MANAGED EQUITY                             Value
PORTFOLIO(continued)                 Shares    (000)
-----------------------------------------------------
ELECTRICAL & ELECTRONIC PRODUCTS -- 7.1%
General Electric ................  21,600    $ 2,881
-----------------------------------------------------
        Total Electrical & Electronic Products 2,881
-----------------------------------------------------
ENTERTAINMENT -- 4.0%
Walt Disney .....................  45,000      1,634
-----------------------------------------------------
        Total Entertainment .....              1,634
-----------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 2.1%
McDonald's ......................  23,200        863
-----------------------------------------------------
        Total Food, Beverage & Tobacco           863
-----------------------------------------------------
INSURANCE -- 8.2%
AFLAC ...........................  29,200      1,268
Cincinnati Financial ............  19,097        549
Citigroup .......................  26,100      1,499
-----------------------------------------------------
        Total Insurance .........              3,316
-----------------------------------------------------
MACHINERY -- 1.1%
Caterpillar .....................  10,800        458
-----------------------------------------------------
        Total Machinery .........                458
-----------------------------------------------------
MEASURING DEVICES -- 5.5%
JDS Uniphase* ...................  11,000      2,243
-----------------------------------------------------
        Total Measuring Devices .              2,243
-----------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 5.5%
Medtronic .......................  48,750      2,230
-----------------------------------------------------
        Total Medical Products & Services      2,230
-----------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES -- 5.9%
eBay* ...........................   2,100        315
Siebel Systems* .................  16,900      1,550
Verisign* .......................   3,200        517
-----------------------------------------------------
        Total Miscellaneous Business Services  2,382
-----------------------------------------------------
ONLINE SERVICES -- 0.7%
America Online* .................   5,200        296
-----------------------------------------------------
        Total Online Services ...                296
-----------------------------------------------------
PAPER & PAPER PRODUCTS -- 4.4%
Kimberly-Clark ..................  28,600      1,772
-----------------------------------------------------
        Total Paper & Paper Products           1,772
-----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)   GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

TAX-MANAGED EQUITY                             Value
PORTFOLIO(continued)                Shares     (000)
-----------------------------------------------------
PETROLEUM REFINING -- 3.3%
BP Amoco PLC, ADR ...............  25,252    $ 1,357
-----------------------------------------------------
        Total Petroleum Refining.              1,357
-----------------------------------------------------
PRINTING & PUBLISHING -- 4.9%
Gannett .........................  28,400      1,974
-----------------------------------------------------
        Total Printing & Publishing            1,974
-----------------------------------------------------
RETAIL -- 1.8%
Home Depot ......................   3,600        204
Wal-Mart Stores .................   9,400        515
-----------------------------------------------------
        Total Retail ............                719
-----------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 4.1%
Intel ...........................  16,600      1,642
-----------------------------------------------------
        Total Semi-Conductors/Instruments      1,642
-----------------------------------------------------
TELEPHONES & TELECOMMUNICATION -- 9.9%
Exodus Communications* ..........   5,000        574
GTE .............................  18,100      1,327
MCI WorldCom* ...................  46,273      2,126
-----------------------------------------------------
        Total Telephones & Telecommunication   4,027
-----------------------------------------------------
        Total Common Stocks
           (Cost $17,945) .......             40,340
-----------------------------------------------------
CASH EQUIVALENT -- 0.7%
SEI Daily Income Trust Money
  Market Portfolio .............. 296,674        297
-----------------------------------------------------
        Total Cash Equivalent
           (Cost $297) ..........                297
-----------------------------------------------------
        Total Investments -- 100.0%
           (Cost $18,242) .......             40,637
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%          7
-----------------------------------------------------

TAX-MANAGED EQUITY                             Value
PORTFOLIO(concluded)                           (000)
-----------------------------------------------------
NET ASSETS:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 3,930,179 outstanding
    shares of beneficial interest            $ 7,535
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 33,130 outstanding
    shares of beneficial interest                334
Accumulated Net Realized Gain on Investments  10,380
Net Unrealized Appreciation on Investments    22,395
-----------------------------------------------------
Total Net Assets -- 100.0% .......           $40,644
-----------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I ..             $10.26
Net Asset Value and Redemption
    Price Per Share -- Class A ..             $10.24
Maximum Offering Price per Share --
    Class A ($10.24 / 94.25%) ...             $10.86
-----------------------------------------------------
* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class
PLC -- Public Limited Company

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)    GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

SMALL CAP VALUE                                Value
PORTFOLIO                           Shares     (000)
-----------------------------------------------------
COMMON STOCKS -- 89.5%
AEROSPACE & DEFENSE -- 1.9%
Cordant Technologies ............  25,000    $   827
-----------------------------------------------------
        Total Aerospace & Defense                827
-----------------------------------------------------
AIR TRANSPORTATION -- 1.4%
Offshore Logistics* .............  65,000        601
-----------------------------------------------------
        Total Air Transportation.                601
-----------------------------------------------------
APPAREL/TEXTILES -- 2.9%
Columbia Sportswear* ............  40,000        720
First Years .....................  65,000        552
-----------------------------------------------------
        Total Apparel/Textiles ..              1,272
-----------------------------------------------------
AUTOMOTIVE -- 3.5%
Arvin Industries ................  33,000        765
Polaris Industries ..............  24,000        777
-----------------------------------------------------
        Total Automotive ........              1,542
-----------------------------------------------------
BANKS -- 9.3%
Astoria Financial ...............  27,000        786
Bank United, Cl A ...............  31,000        804
City National ...................   8,500        296
Peoples Heritage Financial Group.  55,000        808
Sovereign Bancorp                  90,000        616
Webster Financial ...............  34,000        790
-----------------------------------------------------
        Total Banks .............              4,100
-----------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.3%
Boston Acoustics ................  11,000        151
-----------------------------------------------------
        Total Communications Equipment           151
-----------------------------------------------------
COMPUTERS & SERVICES -- 2.1%
Rainbow Technology* .............  42,000        942
-----------------------------------------------------
        Total Computers & Services               942
-----------------------------------------------------
CONCRETE & MINERAL PRODUCTS -- 1.7%
Ferro ...........................  38,000        741
-----------------------------------------------------
        Total Concrete & Mineral Products        741
-----------------------------------------------------

SMALL CAP VALUE                                Value
PORTFOLIO (continued)               Shares     (000)
-----------------------------------------------------
CONSUMER PRODUCTS -- 4.6%
K-Swiss, Cl A ...................  50,000     $  619
Stride Rite ..................... 120,000        727
Timberland, Cl A* ...............  18,000        666
-----------------------------------------------------
        Total Consumer Products .              2,012
-----------------------------------------------------
ELECTRICAL UTILITIES -- 1.7%
Madison Gas & Electric ..........  40,000        725
-----------------------------------------------------
        Total Electrical Utilities               725
-----------------------------------------------------
FINANCIAL SERVICES -- 5.2%
Legg Mason ......................  24,000        885
Mony Group ......................  23,000        621
Washington Federal ..............  45,000        754
-----------------------------------------------------
        Total Financial Services               2,260
-----------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 6.6%
Bob Evans Farms .................  10,000        159
Canandaigua Wine, Cl A* .........  18,000        934
Jack in the Box* ................  45,000        925
J & J Snack Foods* ..............  45,000        861
-----------------------------------------------------
        Total Food, Beverage & Tobacco         2,879
-----------------------------------------------------
GAS/NATURAL GAS -- 1.9%
Utilicorp United ................  42,000        822
-----------------------------------------------------
        Total Gas/Natural Gas ...                822
-----------------------------------------------------
HOUSEHOLD FURNITURE & FIXTURES -- 1.7%
Ethan Allen Interiors ...........  30,000        750
-----------------------------------------------------
        Total Household Furniture & Fixtures     750
-----------------------------------------------------
INSURANCE -- 4.2%
Arthur J. Gallegher & Company ...  16,000        860
Oxford Health Plan* .............  22,000        312
Selective Insurance Group .......  45,000        678
-----------------------------------------------------
        Total Insurance .........              1,850
-----------------------------------------------------
LUMBER & WOOD PRODUCTS -- 1.5%
American Woodmark ...............  38,000        677
-----------------------------------------------------
        Total Lumber & Wood Products             677
-----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                       25

STATEMENT OF NET ASSETS (continued)   GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

SMALL CAP VALUE                                Value
PORTFOLIO(continued)                Shares     (000)
-----------------------------------------------------
MACHINERY -- 2.1%
Alliant Techsystems* ............  14,000     $  908
-----------------------------------------------------
        Total Machinery .........                908
-----------------------------------------------------
MEASURING DEVICES -- 3.4%
Cohu ............................  36,000      1,485
-----------------------------------------------------
        Total Measuring Devices .              1,485
-----------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 3.3%
Datascope*                         18,000        650
Dentsply International ..........  33,000        817
-----------------------------------------------------
        Total Medical Products & Services      1,467
-----------------------------------------------------
OFFICE FURNITURE & FIXTURES -- 1.8%
Hon Industries ..................  40,000        770
-----------------------------------------------------
        Total Office Furniture & Fixtures        770
-----------------------------------------------------
PAPER & PAPER PRODUCTS -- 1.5%
PH Glatfelter ...................  55,000        677
-----------------------------------------------------
        Total Paper & Paper Products             677
-----------------------------------------------------
PETROLEUM & OIL PRODUCTS -- 1.6%
Tidewater .......................  25,000        711
-----------------------------------------------------
        Total Petroleum & Oil Products           711
-----------------------------------------------------
PRINTING & PUBLISHING -- 5.7%
American Greetings, Cl A ........  36,000        797
McClatchy Newspapers, Cl A ......  20,000        843
Southdown .......................  17,000        851
-----------------------------------------------------
        Total Printing & Publishing            2,491
-----------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 3.8%
CBL & Associates Properties .....  40,000        843
Franchise Finance Corporation
    of America ..................  35,000        840
-----------------------------------------------------
        Total Real Estate Investment Trusts    1,683
-----------------------------------------------------
RETAIL -- 2.9%
Ann Taylor Stores* ..............  30,000        660
Brookstone* .....................  16,700        284
Lands' End* .....................  10,000        344
-----------------------------------------------------
        Total Retail ............              1,288
-----------------------------------------------------


SMALL CAP VALUE                  Shares/Face   Value
PORTFOLIO(continued)            Amount (000)   (000)
-----------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.8%
Innovex .........................  65,000     $  548
Integrated Device Technology* ...  10,000        285
Three-Five Systems* .............  21,366        821
-----------------------------------------------------
        Total Semi-Conductors/Instruments      1,654
-----------------------------------------------------
SPECIALTY MACHINERY -- 1.9%
Tecumseh Products, Cl A .........  18,000        821
-----------------------------------------------------
        Total Specialty Machinery                821
-----------------------------------------------------
STEEL & STEEL WORKS -- 1.1%
Commonwealth Industries .........  47,000        488
-----------------------------------------------------
        Total Steel & Steel Works                488
-----------------------------------------------------
TRUCKING -- 1.8%
Arnold Industries ...............  60,000        810
-----------------------------------------------------
        Total Trucking ..........                810
-----------------------------------------------------
WHOLESALE -- 4.3%
Orbotech Limited* ...............  15,000      1,140
Syncor International* ...........  30,000        728
-----------------------------------------------------
        Total Wholesale .........              1,868
-----------------------------------------------------
        Total Common Stocks
           (Cost $41,309) .......             39,272
-----------------------------------------------------
REPURCHASE AGREEMENT -- 10.7%
Morgan Stanley (A)
    5.250%,  dated  01/31/00,
    matures  02/01/00,
    repurchase  price  $4,687,115
    (collateralized by U.S.
    Treasury Bond, total market
    value $4,808,438) ........... $ 4,686      4,686
-----------------------------------------------------
        Total Repurchase Agreement
           (Cost $4,686) ........              4,686
-----------------------------------------------------
        Total Investments -- 100.2%
           (Cost $45,995)                     43,958
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)      (99)
-----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

SMALL CAP VALUE                                     Value
PORTFOLIO (concluded)                               (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 4,250,704 outstanding
    shares of beneficial interest                    $41,630
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 346,462 outstanding
    shares of beneficial interest                      3,468
Undistributed Net Investment Income                        4
Accumulated Net Realized Gain on Investments             794
Net Unrealized Depreciation on Investments            (2,037)
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                           $43,859
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I                         $9.54
Net Asset Value and Redemption
    Price Per Share -- Class A                         $9.54
Maximum Offering Price per Share --
    Class A ($9.54 / 94.25%)                          $10.12
--------------------------------------------------------------------------------
* Non-income producing security
(A) Tri-Party Repurchase Agreement
Cl -- Class

   The  accompanying  notes  are an  integral  part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

                                     Face
INTERMEDIATE-TERM INCOME            Amount     Value
PORTFOLIO                           (000)     (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 31.7%
U.S. Treasury Bonds
    7.500%, 11/15/16              $14,500    $15,601
    6.250%, 08/15/23                2,000      1,906
U.S. Treasury Notes
    7.750%, 02/15/01                3,375      3,421
    6.250%, 04/30/01                1,000        997
    7.500%, 05/15/02                2,700      2,746
    6.375%, 08/15/02               10,000      9,929
    7.875%, 11/15/04                3,600      3,759
    6.625%, 05/15/07                1,000        992
    6.125%, 08/15/07                2,500      2,407
    4.750%, 11/15/08                8,000      6,956
--------------------------------------------------------------------------------
        Total U.S. Treasury Obligations
           (Cost $51,240)                     48,714
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.1%
Federal Home Loan Bank
    5.740%, 02/25/05                3,500      3,295
Federal National Mortgage
   Association
    6.500%, 08/15/04                5,000      4,868
Federal National Mortgage
    Association, MTN
    6.580%, 05/14/08                3,000      2,807
--------------------------------------------------------------------------------
        Total U.S. Government Agency Obligations
           (Cost $11,432)                     10,970
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 15.7%
Federal Home Loan Mortgage
    Corporation, REMIC
    6.250%, 10/15/22                4,000      3,763
    6.250%, 10/15/23                5,000      4,682
    9.000%, 01/15/25                2,564      2,655
    6.900%, 04/15/26                3,732      3,611
    5.500%, 03/15/29                  156        137
Federal National Mortgage
   Association
    6.390%, 08/01/13                5,361      4,996
    7.040%, 08/01/15                1,390      1,336
    6.460%, 12/01/28                3,094      2,864
Federal National Mortgage
   Association,
    REMIC
    7.410%, 04/25/20                   49         49
--------------------------------------------------------------------------------
        Total U.S. Government Mortgage-
           Backed Obligations
           (Cost $25,581)                     24,093
--------------------------------------------------------------------------------
                                      Face
 INTERMEDIATE-TERM INCOME            Amount   Value
 PORTFOLIO(continued)                 (000)   (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 40.2%
AIRLINES -- 0.5%
US Airways
    6.760%, 04/15/08               $  910     $  814
--------------------------------------------------------------------------------
        Total Airlines                           814
--------------------------------------------------------------------------------
AUTOMOTIVE -- 1.8%
Delphi Auto Systems
    6.500%, 05/01/09                3,000      2,692
--------------------------------------------------------------------------------
        Total Automotive                       2,692
--------------------------------------------------------------------------------
BANKS -- 3.4%
Inter-American Development Bank
    6.000%, 05/13/09                3,000      2,689
National City Bank
    5.750%, 02/01/09                3,000      2,585
--------------------------------------------------------------------------------
        Total Banks                            5,274
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 14.3%
Associates Corporation of North
    America
    8.550%, 07/15/09                2,000      2,082
BHP Finance
    8.500%, 12/01/12                3,917      4,020
Boeing Capital, MTN
    7.250%, 02/01/11                1,000        955
Comdisco, MTN, Series G
    6.340%, 01/11/02                1,500      1,451
General Motors Acceptance
    7.750%, 01/19/10                4,000      3,995
Merrill Lynch
    6.000%, 02/17/09                4,000      3,545
Morgan Stanley, Dean Witter,
   Discover (A)
    6.355%, 12/17/01                3,000      3,000
Textron Financial (A)
    6.470%, 12/09/02                3,000      3,000
--------------------------------------------------------------------------------
        Total Financial Services              22,048
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

                                     Face
INTERMEDIATE-TERM INCOME           Amount     Value
PORTFOLIO(continued)                (000)     (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 12.2%
Case
    7.250%, 08/01/05              $ 2,000    $ 1,880
Cooper Industries, MTN
    6.375%, 05/08/08                2,000      1,825
Hertz
    7.000%, 05/01/02                2,800      2,772
Hubbell
    6.625%, 10/01/05                1,000        964
Philip Morris, Global Bond
    7.000%, 07/15/05                1,500      1,391
RR Donnelley & Sons
    6.700%, 07/05/05                1,000        967
Supervalu, MTN
    6.640%, 06/09/06                3,000      2,753
TRW
    7.370%, 04/18/07                4,500      4,348
Unocal
    6.500%, 05/01/08                2,000      1,820
--------------------------------------------------------------------------------
        Total Industrial                      18,720
--------------------------------------------------------------------------------
INSURANCE -- 1.3%
Conseco
    8.500%, 10/15/02                2,000      2,005
--------------------------------------------------------------------------------
        Total Insurance                        2,005
--------------------------------------------------------------------------------
RAILROADS -- 1.8%
CSX
    6.400%, 06/15/09                2,000      1,809
Union Pacific
    6.125%, 01/15/04                1,000        938
--------------------------------------------------------------------------------
        Total Railroads                        2,747
--------------------------------------------------------------------------------
RETAIL -- 2.5%
Albertson's
    6.950%, 08/01/09                4,000      3,785
--------------------------------------------------------------------------------
        Total Retail                           3,785
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION -- 2.4%
Cable & Wireless Communications
    6.750%, 03/06/08                1,000        978
US West Capital Funding
    6.375%, 07/15/08                3,000      2,704
--------------------------------------------------------------------------------
        Total Telephones &
           Telecommunication                   3,682
--------------------------------------------------------------------------------
        Total Corporate Obligations
           (Cost $65,936)                     61,767
--------------------------------------------------------------------------------

                                      Face
INTERMEDIATE-TERM INCOME            Amount   Value
PORTFOLIO(concluded)                 (000)   (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.3%
Countrywide Home Loan Trust,
    Series 1999-3, Class A5
    6.500%, 04/25/29               $  588     $  540
--------------------------------------------------------------------------------
        Total Asset-Backed Securities
           (Cost $582)                           540
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%
Morgan Stanley (B)
    5.630%, dated 01/31/00, matures
    02/01/00, repurchase price
    $5,850,298 (collateralized by
    U.S. Treasury Note, total market
    value: $6,005,493) 5,8495,849
------------------------------------------------------------------------------
        Total Repurchase Agreement
           (Cost $5,849)                       5,849
------------------------------------------------------------------------------
        Total Investments -- 98.8%
           (Cost $160,620)                   151,933
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 1.2%      1,840
------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 15,773,185 outstanding
    shares of beneficial interest            157,291
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 665,581 outstanding
    shares of beneficial interest              6,645
Accumulated Net Realized Loss on Investments  (1,476)
Net Unrealized Depreciation on Investments    (8,687)
-------------------------------------------------------------------------------
Total Net Assets -- 100.0%                   $153,773
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I                 $9.35
Net Asset Value and Redemption
    Price Per Share -- Class A                 $9.35
Maximum Offering Price per Share --
    Class A ($9.35 / 95.5%)                    $9.79
-------------------------------------------------------------------------------
(A) Variable rate security. The rate shown on the statement of Net Assets is the rate as of January 31, 2000.
(B) Tri-Party  Repurchase  Agreement
MTN -- Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit

    The  accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS(continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

                                     Face
MICHIGAN TAX FREE BOND              Amount     Value
PORTFOLIO                           (000)     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.3%
MICHIGAN -- 98.3%
Alpena County GO, AMBAC
    5.450%, 06/01/01               $  250     $  253
Anchor Bay, School District
    GO, MBIA
    6.000%, 05/01/03                  870        902
Ann Arbor, Water Supply System
    RB, MBIA
    7.375%, 02/01/02                1,000      1,050
Avondale, School District GO
    6.600%, 05/01/05                  200        206
    6.700%, 05/01/06                  200        206
Big Rapids, Public School District
    GO, FGIC
    7.300%, 05/01/05                  250        276
Bishop International Airport
    Authority RB
    5.125%, 12/01/17                1,500      1,309
Calhoun County GO, AMBAC
    4.950%, 07/01/03                1,000      1,006
Central Michigan State University
    RB, FGIC
    5.200%, 10/01/09                  860        864
Cheboygan, School District GO, MBIA
    6.000%, 05/01/02                  260        267
Chippewa Valley, School District GO,
    Pre-refunded @ 101.50, FGIC (A)
    6.200%, 05/01/01                  250        259
Clarkston, Community Schools GO,
    Pre-refunded @ 101, FGIC (A)
    5.800%, 05/01/05                1,000      1,044
Clinton County, Building Authority
    GO, Series A, Pre-refunded
    @ 102, AMBAC (A)
    6.400%, 11/01/01                  250        262
De Witt, Public Schools GO, AMBAC
    6.000%, 05/01/03                  935        969
De Witt, Public Schools GO,
    Pre-refunded @ 101.50 (A)
    6.600%, 05/01/01                  300        312
Dearborn, Municipal Building Authority
    GO, AMBAC
    7.000%, 06/01/01                  300        309
    7.000%, 06/01/02                  475        498
    7.000%, 06/01/03                  505        538
Detroit GO, AMBAC
    5.250%, 05/01/08                1,000        995
Detroit GO, Pre-refunded @ 102 (A)
    8.000%, 04/01/01                1,000      1,060
Detroit, Distributable State Aid
    GO, AMBAC
    5.000%, 05/01/05                  200        200

                                     Face
MICHIGAN TAX FREE BOND              Amount      Value
PORTFOLIO(continued)                 (000)      (000)
-------------------------------------------------------------------------------
Detroit, School District GO,
    Pre-refunded @ 102 (A)
    6.250%, 05/01/01               $  850     $  885
Detroit, Water Supply System RB,
    FGIC
    6.250%, 07/01/07                  500        523
Detroit, Water Supply System RB,
    Second Lien, Series A, MBIA
    5.100%, 07/01/07                  500        496
Detroit, Water Supply System RB,
    Series A, FGIC
    5.750%, 07/01/19                1,000        957
East Lansing GO, Series B
    4.850%, 10/01/07                  315        306
Farmington, Public School District GO
    4.000%, 05/01/09                1,100        962
Ferris State University RB,
    Pre-refunded @ 101, AMBAC (A)
    5.400%, 04/01/07                  675        688
Flat Rock, Community School District
    GO, MBIA
    7.750%, 05/01/04                  675        748
Flint GO, MBIA
    6.000%, 11/01/03                1,040      1,084
Grand Rapids, Building Authority RB
    5.375%, 04/01/07                  200        201
Grand Rapids, Downtown Development
    Authority RB, MBIA
    6.600%, 06/01/08                  200        213
Grand Rapids, Water Supply
    RB, ETM, FGIC
    6.400%, 01/01/05                1,000      1,032
Grand Valley, Michigan State
    University RB, MBIA
    4.300%, 10/01/01                  200        199
Haslett, Public School District
    GO, MBIA
    6.000%, 05/01/02                  310        319
    6.000%, 05/01/03                  310        321
Howell, Public Schools GO, FGIC
    5.000%, 05/01/08                1,000        981
Ingham County GO, Proctor Drain
    System Project
    7.100%, 02/01/01                  180        185
Iron Mountain, Finance Authority
    GO, AMBAC
    5.000%, 05/01/05                  250        250
Jenison, Public Schools GO, FGIC
    5.250%, 05/01/11                1,575      1,543

   The  accompanying  notes  are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

                                     Face
 MICHIGAN TAX FREE BOND             Amount     Value
 PORTFOLIO(continued)                (000)     (000)
--------------------------------------------------------------------------------
Johannesburg-Lewiston, Area
    Schools GO, AMBAC
    6.750%, 05/01/02               $  280     $  292
    6.750%, 05/01/03                  320        339
    6.000%, 05/01/04                  365        381
Kalamazoo, City School District
    GO, FGIC
    4.550%, 05/01/01                1,000      1,000
Kalamazoo, Hospital Finance Authority
    RB, Borgess Medical Center,
    Series A, AMBAC
    5.000%, 06/01/04                1,000      1,004
Kalamazoo, Water Supply System
    Project RB
    6.000%, 09/01/07                  425        439
Kent County, Building Authority GO
    5.000%, 12/01/06                  500        498
    5.100%, 12/01/07                  500        499
Kent, Hospital Authority RB, Mary Free
    Bed Project, Series A
    6.250%, 04/01/03                  250        253
Kentwood, Public School System GO
    5.900%, 05/01/04                  380        394
Kentwood, Public School System GO,
    Pre-refunded @ 102 (A)
    5.900%, 05/01/02                  370        386
Lansing, Building Authority GO, ETM
    7.100%, 06/01/02                  100        103
Lansing, Finance Authority GO
    6.100%, 10/01/03                  250        260
Lincoln, School District GO, ETM,
    Pre-refunded @ 102, FGIC (A)
    5.750%, 05/01/04                  115        117
    5.750%, 05/01/04                  785        822
Livonia, Municipal Building
    Authority RB
    5.750%, 06/01/04                  250        257
Livonia, Public School District GO
    5.450%, 05/01/01                  200        202
Livonia, Water Supply & Wastewater
    Systems RB, AMBAC
    5.200%, 11/01/09                1,000        990
Montague, Public School District
    GO, FSA
    5.125%, 05/01/06                  300        301
    5.125%, 05/01/08                  300        297
Northville, Public Schools GO, FGIC
    5.000%, 05/01/10                  500        481

                                     Face
MICHIGAN TAX FREE BOND              Amount     Value
PORTFOLIO(continued)                 (000)     (000)
--------------------------------------------------------------------------------
Oak Park GO, ABMAC
    5.200%, 05/01/06               $  250     $  251
Oakland County, Birmingham Drain
    District GO, Series C
    7.500%, 10/01/01                  325        340
Oakland County, Bloomfield Drain
    District GO, Series C
    7.500%, 10/01/01                  275        288
Oakland County, Economic Development
    Authority RB, Cranbrook Elderly
    Community Project
    6.375%, 11/01/14                1,000      1,059
Pewamo, Westphalia School District
    GO, FGIC
    5.000%, 05/01/06                  275        274
Plymouth-Canton County GO, FGIC
    4.500%, 05/01/12                1,100        979
Plymouth-Canton County, Community
    School District GO, Series B
    6.250%, 05/01/02                1,400      1,444
Plymouth-Canton County, Community
    School District GO, Series B,
    Pre-refunded @ 101 (A)
    6.350%, 05/01/01                  300        310
Plymouth-Canton County, Community
    School District GO, Series C
    5.900%, 05/01/02                  250        257
    6.200%, 05/01/05                  250        262
Pontiac, Building Authority GO,
    Pre-refunded @ 101, AMBAC (A)
    6.875%, 04/01/01                  200        207
Portage, Public Schools GO, FSA
    4.350%, 05/01/11                  500        445
    4.450%, 05/01/12                  500        442
Redford Township GO, AMBAC
    6.750%, 04/01/06                  200        210
Riverview, Community School District
    GO, Pre-refunded @ 101.50,
    FGIC (A)
    6.400%, 05/01/02                  250        262
Rochester Hills GO
    5.500%, 11/01/06                  250        254
    5.500%, 11/01/07                  250        253
Rochester, Community School District
    GO, MBIA
    5.500%, 05/01/06                1,000      1,022

  The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

                                      Face
MICHIGAN TAX FREE BOND               Amount     Value
PORTFOLIO(continued)                  (000)     (000)
--------------------------------------------------------------------------------
Roseville, School District GO, FSA
    4.450%, 05/01/06               $1,500    $ 1,434
Royal Oak, City School District GO,
    Pre-refunded @ 101.50 (A)
    6.500%, 05/01/01                  230        239
Saline, Building Authority GO, AMBAC
    7.000%, 07/01/05                  100        104
South Lyon, School District GO
    6.500%, 05/01/05                  350        363
State Building Authority RB,
    Pre-refunded
    @ 102, AMBAC (A)
    6.750%, 10/01/01                  245        258
State Building Authority RB, Series B
    5.000%, 04/01/01                  500        503
State Building Authority RB,
    Series I
    6.400%, 10/01/04                  650        678
    6.500%, 10/01/05                  500        521
    4.750%, 10/15/18                1,100        921
State Building Authority RB,
    Series I, AMBAC
    6.000%, 10/01/02                  300        310
    5.500%, 10/01/07                1,000      1,016
State Building Authority RB,
    Series II
    6.000%, 10/01/00                  100        101
    6.500%, 10/01/05                  120        125
State Building Authority RB,
    Series II, AMBAC
    6.250%, 10/01/04                  300        313
State Building Authority RB,
    Series II, FSA
    6.200%, 10/01/02                  250        260
State Financial Assurance Authority
    RB, Underground Storade Tank,
    Series I, AMBAC
    5.000%, 05/01/01                1,000      1,006
State Higher Education Facilities
    Authority RB, Thomas M. Cooley
    College Project
    4.500%, 05/01/04                  750        726
State Hospital Authority RB, Detroit
    Medical Center, Series A
    7.100%, 08/15/01                  165        165
State Hospital Authority RB, Henry Ford
    Health Center, Series A
    5.100%, 11/15/07                  600        580
State Hospital Authority RB, Oakwood
    Hospital Group, Pre-refunded
    @ 102, FGIC (A)
    7.000%, 07/01/00                  500        516

                                     Face
MICHIGAN TAX FREE BOND             Amount     Value
PORTFOLIO(continued)                (000)     (000)
--------------------------------------------------------------------------------
State Hospital Finance Authority RB
    5.000%, 05/15/12               $1,000     $  837
State Hospital Finance Authority RB,
    Botsford Group, Series A, MBIA
    4.400%, 02/15/04                1,000        970
State Hospital Finance Authority RB,
    Detroit Medical Center Project
    6.250%, 08/15/13                  675        586
State Hospital Finance Authority RB,
    Detroit Medical Group, Series A ,
    AMBAC
    5.000%, 08/15/05                2,180      2,161
State Hospital Finance Authority RB,
    McLaren Group, Series A
    5.000%, 10/15/04                1,000        983
    5.200%, 10/15/06                  750        732
State Hospital Finance Authority RB,
    McLaren Group, Series A, ETM
    7.200%, 09/15/00                  200        204
State Hospital Finance Authority RB,
    MidMichigan Group, Series A, FSA
    5.500%, 06/01/08                1,400      1,409
State Hospital Finance Authority RB,
    Sisters of Mercy Project, FSA
    5.700%, 02/15/01                  250        254
State Hospital Finance Authority RB,
    Sisters of Mercy Project, MBIA
    4.900%, 08/15/05                1,000        989
State Hospital Finance Authority RB,
    Sparrow Group, MBIA
    5.200%, 11/15/07                  480        476
    5.300%, 11/15/08                  450        447
    5.400%, 11/15/09                  450        448
State Hospital Finance Authority RB,
    St. John Hospital & Medical Center,
    AMBAC
    5.000%, 05/15/04                  750        753
State Hospital Finance Authority RB,
    St. John Hospital & Medical Center,
    Series A, AMBAC
    5.650%, 05/15/03                  300        308
State Housing Development Authority RB,
    Greenwood Villa Project, FSA
    6.500%, 09/15/07                  160        167

   The  accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                   GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

                                      Face
MICHIGAN TAX FREE BOND              Amount     Value
PORTFOLIO(continued)                 (000)     (000)
--------------------------------------------------------------------------------
State Municipal Bond Authority RB
    5.500%, 10/01/06               $  810     $  826
    5.150%, 10/01/08                1,000        994
State Municipal Bond Authority
    RB, Series A
    6.000%, 10/01/02                1,000      1,034
    6.500%, 05/01/07                  250        263
State Power Supply System RB, MBIA
    5.800%, 11/01/05                  400        414
State Public Power Agency RB,
    Belle River
    Project, Series A
    5.400%, 01/01/01                  250        253
    5.200%, 01/01/04                  300        303
State Public Power Agency RB,
    Campbell
    Project, Series A, AMBAC
    5.000%, 01/01/03                  500        502
    5.500%, 01/01/06                  500        508
State Strategic Fund RB, Ford
    Motor Project,
    Series A
    7.100%, 02/01/06                  350        382
State Strategic Fund RB, NSF Internal
    Project, Series A, LOC
    5.400%, 08/01/10                1,105      1,064
    5.500%, 08/01/11                1,065      1,024
State Trunk Line RB, Series A
    5.625%, 10/01/03                  500        512
State Trunk Line RB, Series B-2
    5.750%, 10/01/04                  350        362
State University RB, Series A,
    Pre-refunded
    @ 101 (A)
    6.125%, 08/01/02                1,250      1,302
Traverse City, Area Public
    Schools GO,
    Series I, MBIA
    7.250%, 05/01/05                  950      1,046
Traverse City, Area Public Schools GO,
    Series I, Pre-refunded @ 101.50 (A)
    7.000%, 05/01/01                  100        105
Traverse City, Area Public Schools GO,
    Series II, Pre-refunded
    @ 101.50 (A)
    7.000%, 05/01/01                  200        209
Troy, City School District GO
    4.750%, 05/01/08                1,000        958
Troy, City School District GO,
    Pre-refunded
    @ 101.50 (A)
    6.000%, 05/01/01                  250        258

                                      Face
MICHIGAN TAX FREE BOND              Amount     Value
PORTFOLIO(continued)                 (000)     (000)
--------------------------------------------------------------------------------
University of Michigan, Hospital RB,
    Series A
    5.800%, 12/01/05               $  400      $ 410
University of Michigan, Hospital RB,
    Series A-1
    5.250%, 12/01/09                1,000        970
University of Michigan, Major Capital
    Projects RB, Series B
    5.300%, 04/01/05                  250        254
Utica, Community Schools GO
    5.375%, 05/01/02                  200        203
    5.750%, 05/01/07                  500        514
Walled Lake, School District GO, MBIA
    5.500%, 05/01/02                  500        509
Warren, Building Authority RB,
    Pre-refunded @ 102, FSA (A)
    8.750%, 11/01/00                  100        105
Washtenaw County, Community College
    GO, Series A
    4.350%, 04/01/05                1,375      1,325
    4.900%, 04/01/06                1,200      1,185
Waterford Township, School
    District GO,
    QSBLF
    4.850%, 06/01/10                1,450      1,368
Wayne County, Airport Authority RB,
    Detroit Metro Airport Project,
    Series A, MBIA
    6.400%, 12/01/01                  200        207
Wayne County, Building Authority RB,
    Series A, MBIA
    5.625%, 06/01/04                1,000      1,031
Wixon County, Public Improvements
    GO, AMBAC
    4.750%, 05/01/11                1,000        923
Wyandotte, Building Authority
    RB, ETM
    7.000%, 01/01/03                  100        101
Wyandotte, Electric Authority RB,
    Pre-refunded @ 100,
    MBIA (A)
    6.250%, 10/01/04                1,700      1,796
Wyandotte, Finance Authority
    RB, MBIA
    6.100%, 06/01/02                  500        516
--------------------------------------------------------------------------------
        Total Michigan                        88,151
--------------------------------------------------------------------------------
        Total Municipal Bonds
           (Cost $89,073)                     88,151
--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

MICHIGAN TAX FREE BOND                            Value
PORTFOLIO(continued)                   Shares     (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.8%
SEI Institutional Tax-Free Portfolio   700,593    $  701
--------------------------------------------------------------------------------
        Total Cash Equivalent
           (Cost $701)                               701
--------------------------------------------------------------------------------
        Total Investments -- 99.1%
           (Cost $89,774)                         88,852
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.9%            808
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class I (unlimited
    authorization --- no par value)
    based on 9,202,196 outstanding
    shares of beneficial interest                 90,304
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 22,102 outstanding
    shares of beneficial interest                    232
Undistributed Net Investment Income                   28
Accumulated Net Realized Gain on Investments          18
Net Unrealized Depreciation on Investments          (922)
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                       $89,660
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I                     $9.72
Net Asset Value and Redemption
    Price Per Share -- Class A                     $9.72
Maximum Offering Price per Share --
    Class A ($9.72 / 95.5%)                       $10.18
--------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND
PORTFOLIO(concluded)
--------------------------------------------------------------------------------
(A) Pre-refunded Security. The pre-refunded date is shown as the maturity date on the Statement of Net Assets.
ETM -- Escrowed to Maturity
GO --  General Obligation
LOC -- Securities are held in connection with a letter of credit issued by a major bank or other financial institution.
RB -- Revenue Bond
The following organizations have provided underlying credit supportfor securities listed above, as indicated.
AMBAC  --  American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security  Assurance
MBIA --  Municipal  Bond  Insurance Association
QSBLF  -- Qualified School Bond Loan Fund

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

                                     Face
PRIME OBLIGATION MONEY             Amount     Value
MARKET PORTFOLIO                    (000)     (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 40.0%

FINANCIAL SERVICES -- 22.6%
Centric Capital
    6.039%, 04/17/00               $2,000    $ 1,975
Corporate Asset Funding (A)
    6.039%, 04/07/00                3,000      3,000
Corporate Receivables (A)
    5.873%, 02/16/00                4,000      4,000
Falcon Asset Securitization
    6.038%, 04/17/00                2,000      1,975
Goldman Sachs Group
    5.739%, 02/02/00                3,000      3,000
Island Finance Puerto Rico
    5.836%, 02/14/00                1,300      1,297
Kitty Hawk Funding
    5.774%, 02/11/00                3,500      3,494
Park Avenue Receivables
    5.831%, 02/01/00                3,500      3,500
Preferred Receivables Funding
    6.120%, 02/10/00                3,000      2,996
Variable Funding Capital
    5.705%, 02/02/00                2,500      2,500
--------------------------------------------------------------------------------
        Total Financial Services              27,737
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 1.6%
Dean Foods
    6.115%, 02/14/00                2,000      1,996
--------------------------------------------------------------------------------
        Total Food, Beverage & Tobacco         1,996
--------------------------------------------------------------------------------
GAS/NATURAL GAS -- 2.0%
National Fuel & Gas
    6.169%, 02/03/00                2,500      2,499
--------------------------------------------------------------------------------
        Total Gas/Natural Gas                  2,499
--------------------------------------------------------------------------------
INSURANCE -- 3.2%
Aon
    5.863%, 02/23/00                4,000      3,986
--------------------------------------------------------------------------------
        Total Insurance                        3,986
--------------------------------------------------------------------------------
PETROLEUM REFINING -- 3.3%
Fina Oil & Chemical
    6.181%, 02/04/00                2,500      2,499
    5.865%, 03/24/00                1,500      1,488
--------------------------------------------------------------------------------
        Total Petroleum Refining               3,987
--------------------------------------------------------------------------------

                                     Face
PRIME OBLIGATION MONEY             Amount     Value
MARKET PORTFOLIO(continued)         (000)     (000)
--------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 2.0%
Times Mirror
    5.810%, 02/18/00               $2,500    $ 2,493
--------------------------------------------------------------------------------
        Total Printing & Publishing            2,493
--------------------------------------------------------------------------------
RETAIL -- 3.3%
Albertson's (A)
    5.761%, 02/14/00                4,000      3,999
--------------------------------------------------------------------------------
        Total Retail                           3,999
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION -- 2.0%
GTE
    5.805%, 02/16/00                2,500      2,494
--------------------------------------------------------------------------------
        Total Telephones & Telecommunication   2,494
--------------------------------------------------------------------------------
        Total Commercial Paper
           (Cost $49,191)                     49,191
--------------------------------------------------------------------------------
YANKEE COMMERCIAL PAPER -- 8.3%
Apreco
    6.130%, 02/02/00                1,294      1,294
    6.300%, 02/25/00                3,000      2,988
Cosmair
    5.776%, 02/03/00                  500        500
Greyhawk Funding LLC
    6.053%, 02/04/00                2,000      1,999
Woolwich PLC
    6.025%, 04/13/00                3,500      3,459
--------------------------------------------------------------------------------
        Total Yankee Commercial Paper
           (Cost $10,240)                     10,240
--------------------------------------------------------------------------------
YANKEE CERTIFICATE OF DEPOSIT -- 20.8%
Bank of Scotland
    5.725%, 07/03/00                2,500      2,500
Banque Nationale de Paris
    5.230%, 03/10/00                4,000      4,000
Bayerische Hypoveren
    5.010%, 02/07/00                5,000      5,000
Deutsche Bank AG
    6.550%, 01/22/01                2,500      2,499
National Bank of Canada
    5.170%, 04/10/00                2,000      2,000
Royal Bank of Canada
    5.120%, 03/21/00                3,000      3,000
Toronto Dominion NY
    5.050%, 02/14/00                4,000      4,000

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (concluded)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

                                     Face
PRIME OBLIGATION MONEY             Amount     Value
MARKET PORTFOLIO(continued)         (000)     (000)
--------------------------------------------------------------------------------
UBS AG
    5.760%, 07/05/00               $2,500    $ 2,500
--------------------------------------------------------------------------------
        Total Yankee Certificate of Deposit
           (Cost $25,499)                     25,499
--------------------------------------------------------------------------------
CORPORATE BONDS -- 13.0%
AT&T (A)
    5.990%, 04/13/00                3,000      2,999
Ford Motor Credit (A)
    6.038%, 02/18/00                4,000      3,998
GMAC, MTN
    6.375%, 09/19/00                1,000      1,000
JP Morgan, MTN (A)
    5.743%, 02/18/00                1,000      1,000
National Rural, MTN (A)
    6.141%, 03/25/00                2,500      2,500
Unum, MTN (A)
    6.120%, 03/20/00                2,000      1,999
Xerox, MTN (A)
    6.044%, 02/08/00                2,500      2,499
--------------------------------------------------------------------------------
        Total Corporate Bonds
           (Cost $15,995)                     15,995
--------------------------------------------------------------------------------
BANK NOTES -- 7.3%
Fifth Third Bancorp
    5.710%, 02/28/00                2,000      2,000
First USA Bank
    6.050%, 09/18/00                2,000      1,999
Key Bank NA
    6.500%, 01/29/01                1,000        999
Key Bank NA (A)
    6.220%, 03/16/00                2,000      2,000
Nationsbank (A)
    6.171%, 03/06/00                2,000      2,002
--------------------------------------------------------------------------------
        Total Bank Notes
           (Cost $9,000)                       9,000
--------------------------------------------------------------------------------
FUNDING AGREEMENTS -- 4.9%
Monumental Life (A)
    6.310%, 02/01/00                3,000      3,000
Travelers Insurance (A)
    6.166%, 03/01/00                3,000      3,000
--------------------------------------------------------------------------------
        Total Funding Agreements
           (Cost $6,000)                       6,000
--------------------------------------------------------------------------------

                                      Face
PRIME OBLIGATION MONEY               Amount     Value
MARKET PORTFOLIO(concluded)          (000)      (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.0%
Lehman Brothers (B)
    5.800%, dated 01/31/00, matures
    02/01/00, repurchase price
    $6,200,999 (collateralized by
    U.S. Government Agency Obligations,
    total market value:
     $6,325,723)                   $6,200    $ 6,200
--------------------------------------------------------------------------------
        Total Repurchase Agreement
           (Cost $6,200)                       6,200
--------------------------------------------------------------------------------
        Total Investments -- 99.3%
           (Cost $122,125)                   122,125
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.7%        802
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 114,360,856 outstanding
    shares of beneficial interest             114,361
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 8,578,550 outstanding
    shares of beneficial interest               8,578
Undistributed Net Investment Income                 3
Accumulated Net Realized Loss on Investments      (15)
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                   $122,927
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I                  $1.00
Net Asset Value, Offering and Redemption
    Price Per Share -- Class A                  $1.00
--------------------------------------------------------------------------------
(A) Variable rate security. The rate shown on the Statement of Net Assets is the rate in effect on January 31, 2000.
    The maturity date is shown as the next reset date.
(B) Tri-Party Repurchase Agreement
LLC -- Limited Liability Company
MTN -- Medium Term Note

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                         GOLDEN OAK FAMILY OF FUNDS
For the Year or Period Ended January 31, 2000


                                                                                 Inter-
                                                                                 mediate-  Michigan     Prime
                                                       Tax-Managed   Small Cap    Term     Tax Free   Obligation
                                     Growth      Value     Equity      Value      Income      Bond   Money Market
                                  Portfolio  Portfolio Portfolio(2) Portfolio(3) Portfolio Portfolio  Portfolio
---------------------------------------------------------------------------------------------------------------------------
 Investment Income:
   Dividend Income..............   $   433     $  730    $   339      $ 204       $ --      $   --       $  --
   Interest Income..............        84         95         29        101      9,920       4,565       6,719

     Total Investment Income.....      517        825        368        305      9,920       4,565       6,719
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees......      205        173        110         49        780         461         379
   Less: Waiver of Investment
     Advisory Fees...............       --         --        (37)       (29)      (238)       (154)       (260)
   Investment Sub-Advisory
     Fees........................      241        249        130         93         --          --          --
   Administration Fees...........      120        114         65         30        312         184         253
   Transfer Agent Fees...........       31         31         22         11         46          36          43
   Custodian Fees................        5          5          3          1         15           9          12
   Professional Fees.............       15         15         32         17         44          25          35
   Registration Fees.............        8         10         16         11         16           8          12
   Distribution Fees(1)..........       14         11         --          4         16           1          17
   Trustee Fees..................        4          4          3          1         11           7           9
   Printing Expenses.............        6          6         11          7         18          11          15
   Other Expenses................        3         13          3          2         10          12           8
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses, Net of Waivers    652        631        358        197      1,030         600         523
---------------------------------------------------------------------------------------------------------------------------
   Net Investment
   Income (Loss).................     (135)       194         10        108      8,890       3,965       6,196
---------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)
     on Securities Sold..........   14,035      3,992     10,547        794     (1,476)         24          --
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments..............    3,733        342     (9,345)    (2,037)   (13,810)     (5,549)         --
   Net Realized and Unrealized
     Gain (Loss) on Investments..   17,768      4,334      1,202     (1,243)   (15,286)     (5,525)         --
   Net Increase (Decrease)
     in Net Assets Resulting
     From Operations.............  $17,633     $4,528    $ 1,212    $(1,135)  $ (6,396)    $(1,560)    $ 6,196
============================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) All distribution fees are incurred in the Class A Shares.
(2) Golden Oak Tax-Managed Equity Portfolio commenced operations April 30, 1999.
(3) Golden Oak Small Cap Value Portfolio commenced operations September 1, 1999.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
For the Years or Period Ended January 31,


                                                                 Growth                        Value
                                                                Portfolio                    Portfolio
                                                         ------------------------    -------------------------
                                                         2/1/99 to      2/1/98 to    2/1/99 to       2/1/98 to
                                                          1/31/00        1/31/99      1/31/00         1/31/99
--------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income (Loss)                          $  (135)         $   40       $  194          $  165
  Net Realized Gain (Loss) on Securities Sold            14,035           7,576        3,992           3,121
  Net Change in Unrealized Appreciation (Depreciation)
   on Investments                                         3,733          10,187          342           1,759
---------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
  Investment Operations                                  17,633          17,803        4,528           5,045
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Class I                                                  --             (46)        (191)           (181)
    Class A                                                  --              --           (8)             (1)
  Realized Net Gains
    Class I                                              (9,828)         (6,701)      (2,795)         (4,673)
    Class A                                              (1,547)           (165)        (385)            (82)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                     (11,375)         (6,912)      (3,379)         (4,937)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Class I:
  Proceeds from Shares Issued                            17,489          22,070       16,869          21,407
  Value from Shares Issued in Connection with Acquisition
   of Common Trust Fund Assets (See note 8)                  --              --           --              --
  Reinvestment of Cash Distributions                      7,437               2        2,288              13
  Cost of Shares Redeemed                               (13,940)        (19,480)      (7,956)         (5,916)
---------------------------------------------------------------------------------------------------------------
Total Class I Share Transactions                         10,986           2,592       11,201          15,504
---------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from Shares Issued                             9,868           1,986        9,702             937
  Reinvestment of Cash Distributions                      1,544             165          392              82
  Cost of Shares Redeemed                                (3,967)         (1,144)      (3,799)            (20)
---------------------------------------------------------------------------------------------------------------
Total Class A Share Transactions                          7,445           1,007        6,295             999
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Capital Share
   Transactions                                          18,431           3,599       17,496          16,503
---------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                  24,689          14,490       18,645          16,611
---------------------------------------------------------------------------------------------------------------
Net Assets:
---------------------------------------------------------------------------------------------------------------
  Beginning of Period                                    51,037          36,547       47,584          30,973
---------------------------------------------------------------------------------------------------------------
 End of Period                                         $75,726         $51,037      $66,229         $47,584
---------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
Class I:
  Shares Issued                                           1,016           1,523        1,750           2,364
  Shares Issued in Connection with Acquisition of Common
   Trust Fund Assets (See note 8)                            --              --           --              --
  Shares Issued in Lieu of Cash Distributions               424               1          240               1
  Shares Redeemed                                          (811)         (1,323)        (806)           (612)
---------------------------------------------------------------------------------------------------------------
Total Class I Share Transactions                            629             201        1,184           1,753
---------------------------------------------------------------------------------------------------------------
Class A:
  Shares Issued                                             590             144          984             106
  Shares Issued in Lieu of Cash Distributions                92              13           42              10
  Shares Redeemed                                          (215)            (85)        (388)             (2)
---------------------------------------------------------------------------------------------------------------
Total Class A Share Transactions                            467              72          638             114
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares                     1,096             273        1,822           1,867
===============================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
 The accompanying notes are an integral part of the financial statements.

                                       38

                                                        Tax-Managed        Small Cap         Intermediate-Term
                                                          Equity             Value                Income
                                                         Portfolio (1)     Portfolio (2)         Portfolio
                                                        ------------      -------------   -----------------------
                                                         5/3/99 to         9/1/99 to      2/1/99 to     2/1/98 to
                                                          1/31/00           1/31/00        1/31/00       1/31/99
-----------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income (Loss)                          $ $   10           $   108        $ 8,890       $ 7,213
  Net Realized Gain (Loss) on Securities Sold             10,547               794         (1,476)        1,046
  Net Change in Unrealized Appreciation (Depreciation)
   on Investments                                         (9,345)           (2,037)       (13,810)        2,764
---------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
  Investment Operations                                    1,212            (1,135)        (6,396)       11,023
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Class I                                                  (52)              (97)        (8,548)       (7,176)
    Class A                                                   --                (7)          (342)          (36)
  Realized Net Gains
    Class I                                                 (124)               --             --           (84)
    Class A                                                   (1)               --             --            (1)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                         (177)             (104)        (8,890)       (7,297)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Class I:
  Proceeds from Shares Issued                                536            42,856         51,747        43,585
  Value from Shares Issued in Connection with Acquisition
   of Common Trust Fund Assets (See note 8)               45,238                --             --            --
  Reinvestment of Cash Distributions                         125                --             38             3
  Cost of Shares Redeemed                                 (6,624)           (1,226)       (37,533)      (25,078)
---------------------------------------------------------------------------------------------------------------
Total Class I Share Transactions                          39,275            41,630         14,252        18,510
---------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from Shares Issued                                333             4,023         11,082         2,168
  Reinvestment of Cash Distributions                           1                 7            331            27
  Cost of Shares Redeemed                                     --              (562)        (6,946)          (91)
---------------------------------------------------------------------------------------------------------------
Total Class A Share Transactions                             334             3,468          4,467         2,104
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Capital Share
   Transactions                                           39,609            45,098         18,719        20,614
---------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                   40,644            43,859          3,433        24,340
---------------------------------------------------------------------------------------------------------------
Net Assets:
---------------------------------------------------------------------------------------------------------------
  Beginning of Period                                         --                --        150,340       126,000
---------------------------------------------------------------------------------------------------------------
  End of Period                                         $$40,644           $43,859       $153,773      $150,340
---------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
Class I:
  Shares Issued                                               53             4,380          5,296         4,282
  Shares Issued in Connection with Acquisition of Common
   Trust Fund Assets (See note 8)                          4,524                --             --            --
  Shares Issued in Lieu of Cash Distributions                 13                --              4            --
  Shares Redeemed                                           (659)             (129)        (3,887)       (2,460)
---------------------------------------------------------------------------------------------------------------
Total Class I Share Transactions                           3,931             4,251          1,413         1,822
---------------------------------------------------------------------------------------------------------------
Class A:
  Shares Issued                                               33               402          1,148           211
  Shares Issued in Lieu of Cash Distributions                 --                 1             35             3
  Shares Redeemed                                             --               (57)          (728)           (9)
---------------------------------------------------------------------------------------------------------------
Total Class A Share Transactions                              33               346            455           205
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares                      3,964             4,597          1,868         2,027
===============================================================================================================

                                                                 Michigan               Prime Obligation
                                                               Tax Free Bond             Money Market
                                                                 Portfolio                 Portfolio
                                                         -----------------------  ----------------------------
                                                           2/1/99 to    2/1/98 to  2/1/99 to     2/1/98 to
                                                            1/31/00      1/31/99    1/31/00       1/31/99
--------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income (Loss)                            $ 3,965       $ 3,825    $ 6,196       $ 7,136
  Net Realized Gain (Loss) on Securities Sold                  24            57         --            (3)
  Net Change in Unrealized Appreciation (Depreciation)
   on Investments                                          (5,549)          880         --            --
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
  Investment Operations                                    (1,560)        4,762      6,196         7,133
--------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Class I                                                (3,925)       (3,820)    (5,865)       (6,809)
    Class A                                                   (18)           (5)      (331)         (327)
  Realized Net Gains
    Class I                                                    --           (60)        --            --
    Class A                                                    --            --         --            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                        (3,943)       (3,885)    (6,196)       (7,136)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Class I:
  Proceeds from Shares Issued                              21,235        25,629    203,890       238,749
  Value from Shares Issued in Connection with Acquisition
   of Common Trust Fund Assets (See note 8)                    --            --         --            --
  Reinvestment of Cash Distributions                            4             1        612             6
  Cost of Shares Redeemed                                 (16,428)      (21,945)  (243,801)     (213,080)
--------------------------------------------------------------------------------------------------------------
Total Class I Share Transactions                            4,811         3,685    (39,299)       25,675
--------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from Shares Issued                                 565           276     17,939        16,403
  Reinvestment of Cash Distributions                           17             5        328           323
  Cost of Shares Redeemed                                    (574)          (65)   (16,215)      (16,582)
--------------------------------------------------------------------------------------------------------------
Total Class A Share Transactions                                8           216      2,052           144
--------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Capital Share
   Transactions                                             4,819         3,901    (37,247)       25,819
-------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                      (684)        4,778    (37,247)       25,816
-------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                      90,344        85,566    160,174       134,358
-------------------------------------------------------------------------------------------------------------
  End of Period                                           $89,660       $90,344   $122,927      $160,174
-------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
Class I:
  Shares Issued                                             2,126         2,515    203,890       238,749
  Shares Issued in Connection with Acquisition of Common
   Trust Fund Assets (See note 8)                              --            --         --            --
  Shares Issued in Lieu of Cash Distributions                  --            --        612             6
  Shares Redeemed                                          (1,648)       (2,148)  (243,801)     (213,080)
-------------------------------------------------------------------------------------------------------------
Total Class I Share Transactions                              478           367    (39,299)       25,675
-------------------------------------------------------------------------------------------------------------
Class A:
  Shares Issued                                                56            27     17,939        16,403
  Shares Issued in Lieu of Cash Distributions                   2            --        328           323
  Shares Redeemed                                             (58)           (6)   (16,215)      (16,582)
-------------------------------------------------------------------------------------------------------------
Total Class A Share Transactions                               --            21      2,052           144
-------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares                         478           388    (37,247)       25,819
=============================================================================================================

(1) Golden Oak Tax-Managed Equity Portfolio commenced operations on April 30, 1999.
(2) Golden Oak Small Cap Value Portfolio commenced operations on September 1, 1999.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
For the Periods Ended January 31,

                NET                     REALIZED         DISTRIBUTIONS           NET                    NET
               ASSET                      AND        --------------------       ASSET                  ASSETS      RATIO OF
               VALUE         NET       UNREALIZED        NET       NET         VALUE                   END        EXPENSES
             BEGINNING   INVESTMENT    GAIN (LOSS)   INVESTMENT  REALIZED        END        TOTAL    OF PERIOD    TO AVERAGE
             OF PERIOD  INCOME(LOSS)  ON INVESTMENTS   INCOME      GAIN       OF PERIOD    RETURN+     (000)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO CLASS I
    2000      $16.16   $ (0.03)        $ 4.75        $   --      $(3.03)       $17.85        30.67%  $ 65,891       1.06%
    1999       12.66      0.02           5.88         (0.02)      (2.38)        16.16        51.98     49,497       1.08
    1998       12.66        --           3.12            --       (3.12)        12.66        25.85     36,240       1.07
    1997       10.26        --           2.44         (0.01)      (0.03)        12.66        23.79     32,973       1.10
    1996       10.00      0.07           1.74         (0.07)      (1.48)        10.26        18.81     24,775       1.10
GROWTH PORTFOLIO CLASS A
    2000      $15.89   $ (0.06)        $ 4.63        $   --      $(3.03)       $17.43        30.23%  $  9,835       1.31%
    1999       12.51      0.02           5.74            --       (2.38)        15.89        51.45      1,540       1.33
    1998       12.57     (0.01)          3.07            --       (3.12)        12.51        25.56        307       1.32
    1997       10.20     (0.03)          2.43            --       (0.03)        12.57        23.56        226       1.35
    1996        9.96      0.04           1.72         (0.04)      (1.48)        10.20        18.43        193       1.35
VALUE PORTFOLIO CLASS I
    2000      $ 9.17    $ 0.03         $ 0.78        $(0.03)     $(0.50)       $ 9.45         8.92%  $ 59,091       1.09%
    1999        9.33      0.04           0.90         (0.04)      (1.06)         9.17        12.63     46,484       1.10
    1998(1)    10.00      0.04           0.86         (0.04)      (1.53)         9.33         9.15     30,922       1.10*
VALUE PORTFOLIO CLASS A
    2000      $ 9.14    $ 0.01         $ 0.77        $(0.01)     $(0.50)       $ 9.41         8.61%  $  7,138       1.34%
    1999        9.32      0.03           0.87         (0.02)      (1.06)         9.14        12.19      1,100       1.35
    1998(1)    10.00      0.02           0.86         (0.03)      (1.53)         9.32         8.97         51       1.35*
TAX-MANAGED EQUITY PORTFOLIO CLASS I
    2000(2)   $10.00    $  --          $ 0.30        $(0.01)     $(0.03)       $10.26         3.03%  $ 40,305       1.10%*
TAX-MANAGED EQUITY PORTFOLIO CLASS A
    2000(2)   $10.00    $(0.01)        $ 0.29        $(0.01)     $(0.03)       $10.24         2.77%  $    339       1.35%*
SMALL CAP VALUE PORTFOLIO CLASS I
    2000(3)   $10.00    $ 0.03         $(0.46)       $(0.03)     $   --        $ 9.54        (4.33)% $ 40,554       1.35%*
SMALL CAP VALUE PORTFOLIO CLASS A
    2000(3)   $10.00    $ 0.03         $(0.47)       $(0.02)     $   --        $ 9.54        (4.42)% $  3,305       1.60%*
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS I
    2000      $10.32    $ 0.55         $(0.97)       $(0.55)     $   --        $ 9.35        (4.07)% $147,549       0.65%
    1999       10.04      0.60           0.29         (0.60)      (0.01)        10.32         8.60    148,165       0.65
    1998        9.83      0.56           0.21         (0.56)         --         10.04         8.07    125,936       0.65
    1997       10.15      0.54          (0.32)        (0.54)         --          9.83         2.31    116,689       0.65
    1996        9.52      0.56           0.63         (0.56)         --         10.15        12.83    104,270       0.65
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS A
    2000      $10.31    $ 0.53         $(0.96)       $(0.53)     $   --        $ 9.35        (4.22)% $  6,224       0.90%
    1999       10.04      0.57           0.28         (0.57)      (0.01)        10.31         8.23      2,175       0.90
    1998        9.83      0.53           0.21         (0.53)         --         10.04         7.78         64       0.90
    1997       10.15      0.52          (0.32)        (0.52)         --          9.83         2.05         84       0.90
    1996        9.52      0.54           0.63         (0.54)         --         10.15        12.54        210       0.90

                                                 RATIO OF
                                 RATIO OF     NET INVESTMENT
                      RATIO OF  EXPENSES         INCOME
                        NET     TO AVERAGE     TO AVERAGE
                      INCOME    NET ASSETS     NET ASSETS    PORTFOLIO
                    TO AVERAGE  (EXCLUDING     (EXCLUDING    TURNOVER
                    NET ASSETS   WAIVERS)       WAIVERS)       RATE
---------------------------------------------------------------------------
GROWTH PORTFOLIO CLASS I
    2000               (0.19)%     1.06%         (0.19)%      82.69%
    1999                0.10       1.08           0.10        70.60
    1998                0.03       1.07           0.03       131.54
    1997                0.04       1.11           0.03       130.69
    1996                0.62       1.17           0.55       189.48
GROWTH PORTFOLIO CLASS A
    2000               (0.52)%     1.31%         (0.52)%      82.69%
    1999               (0.21)      1.33          (0.21)       70.60
    1998               (0.21)      1.32          (0.21)      131.54
    1997               (0.20)      1.36          (0.21)      130.69
    1996                0.30       1.42           0.23       189.48
VALUE PORTFOLIO CLASS I
    2000                0.36%      1.09%          0.36%      102.11%
    1999                0.44       1.17           0.37       172.09
    1998(1)             0.72*      1.28*          0.54*       90.97
VALUE PORTFOLIO CLASS A
    2000                0.10%      1.34%          0.10%      102.11%
    1999                0.20       1.42           0.13       172.09
    1998(1)             0.31*      1.53*          0.13*       90.97
TAX-MANAGED EQUITY PORTFOLIO CLASS I
    2000(2)             0.03%*     1.21%*        (0.08)%*     32.30%
TAX-MANAGED EQUITY PORTFOLIO CLASS A
    2000(2)            (0.34)%*    1.49%*        (0.48)%*     32.30%
SMALL CAP VALUE PORTFOLIO CLASS I
    2000(3)             0.76%*     1.55%*         0.56%*      10.86%
SMALL CAP VALUE PORTFOLIO CLASS A
    2000(3)             0.72%*     1.83%*         0.49%*      10.86%
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS I
    2000                5.70%      0.80%          5.55%       24.93%
    1999                5.46       0.80           5.31        76.46
    1998                5.66       0.80           5.51        60.78
    1997                5.48       0.80           5.33        34.67
    1996                5.68       0.84           5.49       121.47
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS A
    2000                5.52%      1.05%          5.37%       24.93%
    1999                5.15       1.05           5.00        76.46
    1998                5.40       1.05           5.25        60.78
    1997                5.20       1.05           5.05        34.67
    1996                5.49       1.09           5.30       121.47


The accompanying notes are an integral part of the financial statements.


                                                                                                  GOLDEN OAK FAMILY OF FUNDS

                NET                     REALIZED         DISTRIBUTIONS           NET                    NET
               ASSET                      AND        --------------------       ASSET                  ASSETS      RATIO OF
               VALUE        NET       UNREALIZED        NET        NET          VALUE                   END        EXPENSES
             BEGINNING   INVESTMENT    GAIN (LOSS)   INVESTMENT  REALIZED        END        TOTAL    OF PERIOD    TO AVERAGE
             OF PERIOD INCOME (LOSS) ON INVESTMENTS     INCOME      GAIN       OF PERIOD    RETURN+     (000)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO CLASS I
    2000      $10.33     $ 0.43        $(0.61)       $(0.43)     $   --       $ 9.72       (1.79)%    $ 89,445       0.65%
    1999       10.24       0.48          0.10         (0.48)      (0.01)       10.33        5.40        90,115       0.65
    1998(1)    10.00       0.27          0.26         (0.27)      (0.02)       10.24        5.35        85,556       0.65*
MICHIGAN TAX FREE BOND PORTFOLIO CLASS A
    2000      $10.33     $ 0.40        $(0.61)       $(0.40)     $   --       $ 9.72       (2.03)%    $    215       0.90%
    1999       10.24       0.46          0.10         (0.46)      (0.01)       10.33        5.17           229       0.90
    1998(1)    10.00       0.27          0.26         (0.27)      (0.02)       10.24        5.31            10       0.90*
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS I
    2000      $ 1.00     $ 0.05        $   --        $(0.05)     $   --       $ 1.00        5.04%     $114,349       0.40%
    1999        1.00       0.06            --         (0.06)         --         1.00        5.30       153,649       0.40
    1998        1.00       0.05            --         (0.05)         --         1.00        5.41       127,977       0.40
    1997        1.00       0.05            --         (0.05)         --         1.00        5.21        94,508       0.40
    1996        1.00       0.06            --         (0.06)         --         1.00        5.74       107,409       0.40
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS A
    2000      $ 1.00     $ 0.05        $   --        $(0.05)     $   --       $ 1.00        4.77%     $  8,578       0.65%
    1999        1.00       0.05            --         (0.05)         --         1.00        5.03         6,525       0.65
    1998        1.00       0.05            --         (0.05)         --         1.00        5.15         6,381       0.65
    1997        1.00       0.05            --         (0.05)         --         1.00        4.95        71,686       0.65
    1996        1.00       0.05            --         (0.05)         --         1.00        5.47        75,293       0.65
=============================================================================================================================

                                                    RATIO OF
                     RATIO OF       RATIO OF      NET INVESTMENT
                       NET          EXPENSES        INCOME
                    INVESTMENT      TO AVERAGE     TO AVERAGE
                     INCOME        NET ASSETS     NET ASSETS         PORTFOLIO
                    TO AVERAGE     (EXCLUDING     (EXCLUDING         TURNOVER
                    NET ASSETS       WAIVERS)       WAIVERS)           RATE
--------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO CLASS I
    2000               4.30%        0.82%          4.13%            2.42%
    1999               4.32         0.81           4.16             6.55
    1998(1)            4.41*        0.82*          4.24*            9.77
MICHIGAN TAX FREE BOND PORTFOLIO CLASS A
    2000               4.01%        1.07%          3.84%            2.42%
    1999               4.07         1.06           3.91             6.55
    1998(1)            4.15*        1.07*          3.98*            9.77
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS I
    2000               4.91%        0.60%          4.71%              --
    1999               5.17         0.60           4.97               --
    1998               5.29         0.59           5.10               --
    1997               5.08         0.68           4.80               --
    1996               5.60         0.70           5.30               --
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS A
    2000               4.74%        0.86%          4.53%              --
    1999               4.92         0.85           4.72               --
    1998               4.99         0.84           4.80               --
    1997               4.83         0.93           4.55               --
    1996               5.31         0.95           5.01               --
================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.
 *  Annualized.
 +  Total return does not reflect the sales charge on Class A shares.
(1) Golden Oak Value &Michigan Tax Free Bond Portfolios commenced operations on June 23, 1997. All ratios for the period have been annualized. Total returns are for the period indicated and have not been annualized.
(2) Golden Oak Tax-Managed Equity Portfolio commenced operations on April 30, 1999. All ratios for the period have been annualized. Total returns are for the period indicated and have not been annualized.
 3) Golden Oak Small Cap Value Portfolio commenced operations on September 1, 1999. All ratios for the period have been annualized. Total Returns are for the period indicated and have not been annualized.

  The  accompanying  notes  are an  integral  part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                        GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

1. Organization:

THE GOLDEN OAK FAMILY OF FUNDS are separate  investment  portfolios of The
Arbor Fund (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993 other than those related to organizational matters and the sale of initial shares to SEI Investments Mutual Funds Services (the "Administrator") on October 9, 1992. SEI Investments Management Corporation ("SEIInvestments"), a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company. These financial statements relate to the Trust's Golden Oak Growth Portfolio, Golden Oak Value Portfolio, Golden Oak Tax-Managed Equity Portfolio, Golden Oak Small Cap Value Portfolio, ("the Equity Portfolios"), Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio, ("the Bond Portfolios"), and Golden Oak Prime Obligation Money Market Portfolio ("the Money Market Portfolio"), (together, the "Portfolios"). The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The financial statements have been prepared in accordance with generally accepted accounting principles which require the use of management's estimates. Actual results could differ from these estimates.
2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.

Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued as earned. Costs used in determining realized gains and losses on sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Bond Portfolios are accreted and amortized to maturity using the effective interest method.

NOTES TO FINANCIAL STATEMENTS (continued)            GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

REPURCHASE AGREEMENTS -- The Portfolios invest in tri-party repurchase agreements. It is the Trust's policy that securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty.

If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited.

NET ASSET VALUE PER SHARE -- The net asset value per share of each Portfolio is calculated each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.

CLASSES OF SHARES -- Class specific expenses are borne by that class. Income, expenses and realized and unrealized gains and losses are allocated to the respective classes on the basis of their relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets. Class A bears a class specific 12b-1 fee.

DISTRIBUTIONS -- Distributions from net investment income are declared and paid quarterly to Shareholders of the Equity Portfolios. Distributions from net investment income for the Money Market Portfolio and the Bond Portfolios are declared daily and paid to Shareholders on a monthly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually. Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the difference arises.

On the Statements of Net Assets, the following adjustments were made (000):

              ACCUMULATED    UNDISTRIBUTED
             NET REALIZED   NET INVESTMENT  PAID-IN-
PORTFOLIO     GAIN (LOSS)       INCOME       CAPITAL
----------------------------------------------------
Growth         $ (135)           135          --
Tax-Managed
  Equity          (42)            42          --
Michigan
  Tax Free Bond    (6)             6          --

3. Administration and Distribution Agreements:

The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under terms of the Administration Agreement, the Administrator is entitled to a fee that is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each of the Portfolios. There is a minimum annual administration fee of $50,000 for each of the Golden Oak Value Portfolio, Golden Oak Tax-Managed Equity Portfolio, and the Golden Oak Michigan Tax Free Bond Portfolio.

The Administrator serves as the shareholder servicing agent for the Portfolios. Compensation for this service is paid under the Administration Agreement.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, have entered into a

NOTES TO FINANCIAL STATEMENTS (continued)            GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

Distribution Agreement (the "Distribution Agreement"). The Trustees have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") on behalf of the Class A shares. The Plan provides for payment to the Distributor at an annual rate of .25% of the average daily net assets for the Class A shares of each Portfolio.

4. Investment Advisory Agreements:

The Trust has entered into an Investment Advisory Agreement with Citizens Bank (the "Adviser") dated January 28, 1993 under which the Adviser receives an annual fee equal to .34% of the average daily net assets of the Growth, Tax-Managed Equity and Small Cap Value Portfolios, .29% of the first $50 million, .39% of the next $50 million, and .34% of any amount above $100 million of the average daily net assets of the Value Portfolio, .50% of the average daily net assets of the Bond Portfolios and .225% of the first $500 million and
 .28% of any amount above $500 million of the average daily net assets of the Money Market Portfolio. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit operating expenses of the Class I and Class A shares (exclusive of distribution expenses) to not more than 1.10% of the average daily net assets of the Equity Portfolios, .65% of the average daily net assets of the Bond Portfolios and .40% of the average daily net assets of the Money Market Portfolio. Fee waivers are voluntary and may be terminated at any time.

Wellington Management Company, LLP serves as the investment sub-adviser for the Money Market Portfolio pursuant to a sub-advisory agreement dated January 28, 1993 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .075% of the first $500 million and .02% of any amount above $500 million of the average daily net assets of the Portfolio.

Nicholas-Applegate Capital Management serves as the investment sub-adviser for the Growth and Tax-Managed Equity Portfolios pursuant to a sub-advisory agreement dated August 31, 1995 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .40% of the average daily net assets of the Portfolios.

Systematic Financial Management, L.P. serves as the investment sub-adviser for the Value and Small Cap Value Portfolios pursuant to a sub-advisory agreement dated May 28, 1998 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .45% of the first $50 million, .35% of the next $50 million, and .40% of any amount above $100 million of the average daily net assets of the Value Portfolio and .65% of the average daily net assets of the Small Cap Value Portfolio.

5. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of the Administrator and/or Distributor. Such officers and trustee are not compensated by the Trust for serving in their respective roles.

The Trust has paid legal fees to a law firm of which two officers of the Trust and a trustee of the Trust are partners.

The Golden Oak Growth, Value, Small Cap Value, and Intermediate-Term Income Portfolios have entered into agreements with SEI Investments to manage the investments of repurchase agreements for the Portfolios. For its services, SEIInvestments received $7,558 for the period ended January 31, 2000.

NOTES TO FINANCIAL STATEMENTS (continued)             GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

6. Investment Transactions:

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments during the period ended January 31, 2000, were as follows:

                                                    Inter-
                                  Tax-    Small    mediate-   Michigan
                                Managed    Cap     Term       Tax Free
               Growth    Value  Equity    Value    Income       Bond
                (000)    (000)   (000)    (000)    (000)       (000)
-----------------------------------------------------------------------
Purchases:
  U.S. Gov't  $    --   $    -- $    --  $    --  $  23,672   $   --
  Other ....   56,982    68,445   13,637  44,299     31,991    8,065
Sales:
  U.S. Gov't  $    --   $    -- $    --  $    --  $   9,441   $   --
  Other ....   48,408    56,000   17,321   3,784     25,439    2,141

At January 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 2000 for the Equity and Bond Portfolios are as follows:

                                                   Inter-
                                 Tax-     Small    mediate-    Michigan
                                Managed   Cap      Term       Tax Free
                Growth   Value   Equity   Value    Income       Bond
                 (000)   (000)   (000)    (000)     (000)       (000)
------------------------------------------------------------------------
Aggregate
  Gross
  Unrealized
  Appreciation  $22,230 $13,354  $22,596  $ 2,846   $   30       $  902
Aggregate
  Gross
  Unrealized
  Depreciation   (2,270) (2,670)    (201)  (4,883)  (8,717)      (1,824)
                ------- -------  -------  -------   ------       ------

Net Unrealized
  Appreciation/
 (Depreciation) $19,960 $10,684  $22,395  $(2,037)  $(8,687)     $ (922)
                ======= =======  =======  =======   =======      ======

At January 31, 2000, the Portfolios had available realized capital losses and post-October losses to offset future net capital gains as follows through fiscal year ending:

                                              POST
                                       OCTOBER 31, 1999
                    2005     2008      DEFERRED LOSSES
PORTFOLIO           (000)    (000)          (000)
----------------------------------------------------
Prime Obligation    $12      $  2         $    1
Intermediate Term
    Income           --       242          1,234

7. Concentration of Credit Risk:

The Money Market Portfolio invests primarily in money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories assigned by a nationally recognized statistical rating organization or, if not rated, are believed by the Sub-Adviser to be of comparable quality. The Bond Portfolios invest primarily in marketable debt instruments. The market value of these investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of debt securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. The ability of the issuers of the securities held by these Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region. Changes by recognized rating organizations in the ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.
                                       45

NOTES TO FINANCIAL STATEMENTS (concluded)             GOLDEN OAK FAMILY OF FUNDS
January 31, 2000

The Golden Oak Michigan Tax Free Bond Portfolio invests in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. The Golden Oak Michigan Tax Free Bond invests primarily in obligations located in Michigan.

8. Common Trust Fund Conversion:

On April 30, 1999, the Citizens Bank -- Jackson Common Equity Fund was converted into Tax-Managed Equity Portfolio.

The assets which consisted of securities and related receivables, were converted on a tax-free basis. The number of shares issued for the fund and the net assets (including unrealized appreciation) of the fund immediately before the conversion was as follows:

     NET            UNREALIZED         GOLDEN OAK
   ASSETS          APPRECIATION       SHARES ISSUED
----------------------------------------------------
 $45,237,878        $31,740,085         4,523,788

                            NOTICE TO SHAREHOLDERS
                                      OF
                          THE GOLDEN OAK FAMILY OF FUNDS
                                    (UNAUDITED)

    For the fiscal year ended January 31, 2000, each Portfolio is designating long term capital gains, qualifying dividends, and exempt income with regard to distributions paid during the year as follows:
     For shareholders that do not have a January 31, 2000 tax year end, this notice is for informational use only.


                                    20% RATE
                                    LONG TERM        ORDINARY        TAX EXEMPT
                                  CAPITAL GAINS       INCOME           INCOME           TOTAL
                                  DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS   DISTRIBUTIONS  QUALIFYING
PORTFOLIO                          (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     (TAX BASIS)   DIVIDENDS(1)
--------------------------------------------------------------------------------------------------------------
Growth Portfolio                       80%              20%               0%            100%             14%
Value Portfolio                        30%              70%               0%            100%             37%
Tax Managed Equity Portfolio           94%               6%               0%            100%            100%
Small Cap Value Portfolio               0%             100%               0%            100%             22%
Intermediate-Term Income Portfolio      0%             100%               0%            100%              0%
Michigan Tax Free Bond Portfolio        0%               0%              100%           100%              0%
Prime Obligation Money Market Portfolio 0%             100%               0%            100%              0%
===============================================================================================================
Please consult your tax advisor for proper treatment of this information.

None of the Golden Oak Portfolios meet California, Connecticut or New York's statutory requirements to pass through exempt interest dividends from U.S.
Government obligations.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

NOTES

NOTES

[GRAPHIC OMITTED]
THE GOLDEN OAK FAMILY OF FUNDS

GROWTH PORTFOLIO

VALUE PORTFOLIO

TAX-MANAGED EQUITY PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERMEDIATE-TERM INCOME PORTFOLIO

MICHIGAN TAX FREE BOND PORTFOLIO

PRIME OBLIGATION MONEY MARKET PORTFOLIO

INVESTMENT ADVISER

Citizens Bank
328 S. Saginaw Street
Flint, Michigan 48502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

TO OBTAIN MORE INFORMATION:
BY TELEPHONE: Call 1-800-545-6331
BY MAIL: Write to us
   Golden Oak Family of Funds
   c/o The Arbor Fund
   P.O. Box 219947
   Kansas City, Missouri 64121-9749

GOK-F-003-04